AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JUNE 6, 2014

REGISTRATION NO.

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.    ☐

Post-Effective Amendment No.    ☐

THE CHARLES SCHWAB FAMILY OF FUNDS

(Exact Name of Registrant as Specified in Charter)

211 Main Street

San Francisco, CA 94105

(Address of Principal Executive Offices) (Zip code)

800.648.5300

(Registrant’s Telephone Number, including Area Code)

Marie Chandoha

211 Main Street, San Francisco, California 94105

(Name and Address of Agent for Service)

Copies of communications to:

Douglas Dick, Esq. Dechert LLP 1900 K Street, NW Washington, DC 20006-2401	John Loder, Esq. Ropes & Gray LLP 800 Boylston Street Boston, MA 02199-3600	David Lekich, Esq. Charles Schwab Investment Management, Inc. 211 Main Street SF211MN-05-491 San Francisco, CA 94105

As soon as practicable after the Registration Statement becomes effective under the Securities Act of 1933.

It is proposed that this filing will become effective on July 7, 2014 pursuant to Rule 488.

No filing fee is due because the Registrant has previously registered an indefinite number of shares under the Securities Act of 1933 pursuant to Section 24(f) under the Investment Company Act of 1940.

THE CHARLES SCHWAB FAMILY OF FUNDS

SCHWAB CALIFORNIA AMT TAX-FREE MONEY FUND

211 Main Street

San Francisco, CA 94105

[            , 2014]

Dear Shareholder:

Enclosed is some important information concerning your investment in Schwab California AMT Tax-Free Money Fund (the “Acquired Fund”). We wish to inform you that the Board of Trustees of The Charles Schwab Family of Funds (the “Trust”), after careful consideration, has approved the reorganization of the Acquired Fund into Schwab California Municipal Money Fund (the “Surviving Fund” and, together with the Acquired Fund, the “Funds”), another fund of the Trust that has substantially the same investment objective and similar investment strategies.

A Special Meeting of Shareholders (the “Meeting”) of the Acquired Fund has been scheduled for 9:00 a.m. Pacific Time on September 25, 2014 to vote on the reorganization. If you are a shareholder of record as of the close of business on July 2, 2014, you are entitled to vote at the Meeting and at any adjournment or postponement of the Meeting.

The attached combined Prospectus/Proxy Statement is designed to give you information relating to the proposal upon which you will be asked to vote. The Board of Trustees of the Trust (the “Board”) is recommending that you approve the reorganization. The Board believes that this combination will benefit shareholders as follows:

•

The Funds operate as money market funds, pursue substantially the same investment objective, possess similar investment strategies and are managed by the same investment adviser, providing for continuity of investment management.

•

The reorganization will combine a smaller fund into a larger fund. Shareholders could potentially benefit by the growth in assets realized by the combination of the Funds because the Surviving Fund can potentially take advantage of the benefits of any future economies of scale, including the ability to spread certain fixed costs across a larger asset base.

•

The reorganization is intended to be tax-free to the Acquired Fund and the Surviving Fund and to shareholders and every effort will be made to accomplish the reorganization in such a manner as to not dilute your investment.

•	The contractual advisory fee rate payable by the Surviving Fund is lower than that currently payable by the Acquired Fund.

Assuming approval of the reorganization, following the close of business on September 26, 2014, the Acquired Fund will be reorganized into the Surviving Fund such that each shareholder of the Acquired Fund will receive an amount of the Value Advantage Shares of the Surviving Fund equal in value to the Value Advantage Shares of the Acquired Fund owned by such holder at the time of the closing of the reorganization. We encourage you to support the Board’s recommendation to approve the proposal. Before you vote, however, please read the full text of the combined Prospectus/Proxy Statement.

While you are welcome to join us at the Meeting, most shareholders are likely to cast their votes by filling out and signing the enclosed Proxy Card. Please mark, sign, and date the enclosed Proxy Card and return it promptly in the enclosed, postage-paid envelope so that the maximum number of shares may be voted. You may also vote by telephone or through the Internet as described on the enclosed Proxy Card. By voting promptly, you can help avoid additional follow-up mailings and solicitations.

Your vote is important to us. Please do not hesitate to call 1-800-2906424 if you have any questions. Thank you for taking the time to consider this important proposal and for your investment in the Acquired Fund.

Sincerely,
Marie Chandoha President and Chief Executive Officer

THE CHARLES SCHWAB FAMILY OF FUNDS

SCHWAB CALIFORNIA AMT TAX-FREE MONEY FUND

211 Main Street

San Francisco, CA 94105

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

[            , 2014]

To the Shareholders:

This is to notify you that a Special Meeting of Shareholders of Schwab California AMT Tax-Free Money Fund (the “Acquired Fund”) will be held on September 25, 2014, at 9:00 a.m. Pacific Time (the “Meeting”). The Meeting will be held at the offices of Charles Schwab & Co., Inc., 215 Fremont Street, San Francisco, California 94105, for the following purposes:

1.	To approve an Agreement and Plan of Reorganization by and between The Charles Schwab Family of Funds (the “Trust”), on behalf of the Acquired Fund, and the Trust, on behalf of Schwab California Municipal Money Fund (“Surviving Fund”), another series of the Trust, which provides for and contemplates: (1) the transfer of all of the assets and liabilities of the Acquired Fund to the Surviving Fund in exchange for Value Advantage Shares of the Surviving Fund; and (2) the distribution of the shares of the Surviving Fund to the shareholders of the Acquired Fund in liquidation of the Acquired Fund, as described in the attached Prospectus/Proxy Statement.

2.	To transact such other business as may properly come before the Meeting.

Only shareholders of record at the close of business on July 2, 2014, the record date for the Meeting, are entitled to notice of, and to vote at, the Meeting and any adjournment or postponement thereof. All record date shareholders are invited to attend the Meeting in-person. However, if you are unable to be present at the Meeting, you are requested to mark, sign, and date the enclosed proxy card(s) and return it promptly in the enclosed envelope so that the Meeting may be held and a maximum number of shares may be voted. You may also vote by telephone or through the Internet. Shareholders are encouraged to vote their shares by telephone or through the Internet to reduce the time and costs associated with this proxy solicitation. Please see your proxy card(s) for more information and instructions on how to vote.

By Order of the Board of Trustees,
Marie Chandoha President of the Trust

YOUR VOTE IS IMPORTANT

WE URGE YOU TO MARK, SIGN, DATE AND MAIL THE ENCLOSED PROXY

CARD IN THE POSTAGE-PAID ENVELOPE PROVIDED OR VOTE BY TELEPHONE

OR INTERNET SO THAT YOU WILL BE REPRESENTED AT THE MEETING.

For proxy information, please call:

For account information, please call:

THE CHARLES SCHWAB FAMILY OF FUNDS

211 Main Street

San Francisco, CA 94105

(800) 648-5300

PROSPECTUS/PROXY STATEMENT

[            , 2014]

Acquisition of the assets and liabilities of:	By and in exchange for shares of:

Schwab California AMT Tax-Free Money Fund—Value Advantage Shares (SNKXX) A series of The Charles Schwab Family of Funds 211 Main Street San Francisco, CA 94105	Schwab California Municipal Money Fund—Value Advantage Shares (SWKXX) A series of The Charles Schwab Family of Funds 211 Main Street San Francisco, CA 94105

This Prospectus/Proxy Statement is being furnished to shareholders of Schwab California AMT Tax-Free Money Fund (the “Acquired Fund”), a series of The Charles Schwab Family of Funds (the “Trust”), in connection with an Agreement and Plan of Reorganization (the “Plan”) that has been approved by the Board of Trustees of the Trust (the “Board”). Under the Plan, shareholders of the Acquired Fund will receive Value Advantage Shares of Schwab California Municipal Money Fund (the “Surviving Fund” and, together with the Acquired Fund, the “Funds”), another series of the Trust, equal in aggregate value to the aggregate value of the assets transferred by the Acquired Fund to the Surviving Fund less the liabilities of the Acquired Fund that are assumed by the Surviving Fund, as of the closing date of the reorganization (the “Reorganization”). After the Reorganization is complete, the Acquired Fund will be terminated. The Reorganization is expected to be completed after market close on or about September 26, 2014 (the “Closing Date”), such that shareholders of the Acquired Fund will become shareholders of the Surviving Fund on or about September 29, 2014.

The Board believes that the Reorganization is in the best interest of the Acquired Fund and its shareholders and that the interests of the Acquired Fund’s shareholders will not be diluted as a result of the Reorganization. For federal income tax purposes, the Reorganization is intended to be structured as a tax-free transaction for the Acquired Fund and its shareholders.

The Acquired Fund and the Surviving Fund are each a series of the Trust, which is a Massachusetts business trust registered with the Securities and Exchange Commission (the “SEC”) as an open-end management investment company. The Trust currently consists of 17 separate series, including the Acquired Fund and the Surviving Fund. Charles Schwab Investment Management, Inc. (“CSIM”) currently serves as the investment adviser to both the Acquired Fund and the Surviving Fund and will continue to serve as the investment adviser of the Surviving Fund following the Reorganization. Both Funds operate as money market funds that seek to maintain a stable share price of $1.00 in accordance with Rule 2a-7 under the Investment Company Act of 1940. The investment objective of both the Acquired Fund and the Surviving Fund are substantially the same, which is to seek the highest current income that is consistent with stability of capital and liquidity, and is exempt from federal and California personal income tax. The Acquired Fund offers only Value Advantage Shares and, if approved, shareholders of the Acquired Fund will receive Value Advantage Shares of the Surviving Fund as part of the Reorganization.

This Prospectus/Proxy Statement, which you should read carefully and retain for future reference, sets forth concisely the information that you should know about the Acquired Fund, the Surviving Fund and the Reorganization. This Prospectus/Proxy Statement and the enclosures are being mailed to shareholders on or about July 24, 2014.

A Statement of Additional Information, dated             , 2014, relating to this Prospectus/Proxy Statement and the Reorganization has been filed with the SEC and is incorporated by reference into this Prospectus/Proxy Statement, which means it is considered legally a part of this Prospectus/Proxy Statement.

Additional information relating to the Acquired Fund and Surviving Fund is contained in the summary prospectus, statutory prospectus (the “Statutory Prospectus”) and combined statement of additional information (“SAI”) for the Funds each dated April 30, 2014, as supplemented, and in the combined annual report to

Shareholders of the Funds for the fiscal year ended December 31, 2013 (the “Annual Report”), each of which has been filed with the SEC. The Acquired Fund’s summary prospectus and its Annual Report have previously been delivered to the Acquired Fund’s shareholders. Certain information relating to the Funds in the SAI and Annual Report are incorporated by reference into the Statement of Additional Information relating to this Prospectus/Proxy Statement.

For a free copy of any of the documents described above, including the Statement of Additional Information relating to this Prospectus/Proxy Statement, you may call 1-800-435-4000, or you may write to the Funds at the address listed on the cover of this Prospectus/Proxy Statement. You may also obtain these documents by accessing the Internet site for the Trust at www.schwabfunds.com. In addition, these documents may be obtained from the EDGAR database on the SEC’s Internet site at www.sec.gov. You may review and copy documents at the SEC Public Reference Room in Washington, DC or the SEC’s Chicago Regional Office located at 175 W. Jackson Boulevard, Suite 900, Chicago, IL 60604 and the SEC’s New York Regional Office located at 3 World Financial Center, Suite 400, New York, NY 10281-1022 (for information on the operation of the Public Reference Room, call 1-202-551-8090). You may request documents by mail from the SEC, upon payment of a duplication fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102. You may also obtain this information upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

AN INVESTMENT IN THE FUNDS IS NOT A DEPOSIT OF ANY BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (“FDIC”) OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

I. SYNOPSIS

The following Synopsis provides a brief overview of the key features and other matters typically of concern to shareholders affected by a reorganization, including the primary features and consequences of the reorganization of the Acquired Fund into the Surviving Fund. It may not contain all of the information that is important to you. To better understand the Reorganization, you should read the accompanying Prospectus/Proxy Statement and the Plan, which is attached to the accompanying Prospectus/Proxy Statement as the Appendix.

The following Synopsis is qualified in its entirety by reference to the additional information contained elsewhere in the accompanying Prospectus/Proxy Statement, the Statement of Additional Information relating to this Prospectus/Proxy Statement and the Plan.

Q.	What transaction is being proposed?

A.	As more fully explained in the Prospectus/Proxy Statement, the Board of the Acquired Fund is seeking approval of the reorganization of the Acquired Fund with and into the Surviving Fund. You are receiving this Prospectus/Proxy Statement because you are a shareholder of the Acquired Fund and will be impacted by the Reorganization.

If shareholders of the Acquired Fund approve the proposed Reorganization, all or substantially all of the assets of the Acquired Fund will be transferred to the Surviving Fund solely in exchange for the Value Advantage Shares of the Surviving Fund with a value approximately equal to the value of the Acquired Fund’s assets net of liabilities, and the assumption by the Surviving Fund of all liabilities of the Acquired Fund. Immediately following the transfer, the shares of the Surviving Fund received by the Acquired Fund will be distributed pro rata to the Acquired Fund shareholders of record as of the Closing Date (on or about September 26, 2014). As a result, after the Reorganization is completed, you will become a shareholder of the Surviving Fund and the Acquired Fund will be terminated.

Q.	Who is eligible to vote?

A.	Shareholders of record of the Acquired Fund as of July 2, 2014 (the “Record Date”) are entitled to notice of and to vote at the shareholder meeting or at any adjournment or postponement thereof. Shareholders of record will be entitled to one vote for each full share and a fractional vote for each fractional share that they hold as of the Record Date.

Q.	How do the Funds’ investment objectives, strategies, and risks compare?

A.	Both Funds are “money market funds” that seek to maintain a stable share price of $1.00 in reliance on Rule 2a-7 under the Investment Company Act of 1940, as amended (“1940 Act”). The Funds have substantially the same investment objective. The principal investment strategies are similar. In particular, both Funds invest in accordance with Rule 2a-7 under the 1940 Act. As money market funds, the Funds are each subject to the maturity, quality, diversification and liquidity requirements set forth in Rule 2a-7. However, the Acquired Fund is required to invest at least 80% of its assets in municipal money market securities that are exempt from the federal alternative minimum tax (“AMT”) while the Surviving Fund is not subject to the same requirement. Historically, the percentage of the net assets of the Acquired Fund and Surviving Fund that have been invested in securities exempt from AMT has been 100% and 75%, respectively. The principal risks of the Funds are similar as well, with the only difference related to the higher exposure of the Surviving Fund to securities that are subject to the AMT, which could subject shareholders to a higher level of taxes associated with an investment in the Surviving Fund. Further information comparing the investment objective, strategies, and risks of the Funds is included below under “Summary of Funds.”

Q.	How do the Funds’ expenses compare?

A.

The types of expenses currently paid by the Acquired Fund are the same types of expenses paid by the Surviving Fund. Currently, the Funds are party to the same investment advisory agreement with CSIM, the investment adviser to the Funds, but each pays a different investment advisory fee rate. For managing the Acquired Fund and the Surviving Fund, CSIM is entitled to receive a monthly management fee at an annual percentage rate equal to 0.35% and 0.32%, respectively, of each Fund’s average daily net assets. Upon consummation of the Reorganization, the investment advisory fee paid to CSIM with respect to the Surviving Fund is expected to remain the same at 0.32%.

The net operating expenses are the same for the Acquired Fund and the Surviving Fund.

Q.	How will the Reorganization affect my account?

A.	Your Acquired Fund shares are expected to be exchanged for an equivalent dollar amount of Surviving Fund shares. Although the Surviving Fund offers multiple share classes, your shares will only be combined with the equivalent share class of the Surviving Fund. In particular, you currently hold Value Advantage Shares of the Acquired Fund. After the Reorganization, you will receive Value Advantage Shares of the Surviving Fund. Your account registration and account options will remain the same unless you change them. The exchange is intended to be tax-free for federal income tax purposes and therefore it is intended that your aggregate tax basis for federal income tax purposes in the account will remain the same.

Q.	Will the value of my investment change as a result of the Reorganization?

A.	No. The aggregate value of your investment will not change as a result of the Reorganization. In addition, although there is no guarantee that they will be able to do so, each Fund seeks to maintain a stable $1.00 price per share. As a result, the number of shares you own will likely remain the same.

Q.	Do the procedures for purchasing and redeeming shares of the Funds differ?

A.	Effective June 3, 2014, the Acquired Fund closed to new and existing investors. Existing shareholders of the Acquired Fund as of that date may continue to receive dividends and/or distributions in the form of additional shares of the Acquired Fund. Shareholders of the Acquired Fund may continue to redeem shares of the Fund through the Closing Date of the Reorganization. Aside from the closing of the Acquired Fund to new and existing investors, the procedures for purchasing and redeeming shares of the Funds are the same. If the Reorganization is approved, the procedures for purchasing and redeeming shares of the Surviving Fund will remain unchanged.

Q.	Do the Funds’ exchange privileges differ?

A.	No. The Acquired Fund offers only Value Advantage Shares. In accordance with the Plan, shareholders of the Acquired Fund will receive Value Advantage Shares of the Surviving Fund. The Funds’ Value Advantage Shares offer the same exchange privileges. Therefore, if the Reorganization is approved, shareholders of the Acquired Fund will continue to enjoy the same exchange privileges as shareholders of the Surviving Fund.

Q.	Do the Funds’ dividend and distribution policies differ?

A.	No. The Funds have the same dividend and distribution policies. If the Reorganization is approved, the dividend and distribution policies of the Surviving Fund will remain unchanged.

Q.	Who will pay the costs associated with obtaining shareholder approval of the Reorganization?

A.	The expenses associated with obtaining shareholder approval of the Reorganization, including the cost of hiring a proxy solicitation firm to request and record shareholders’ votes and the cost of printing and mailing this Prospectus/Proxy Statement, will be borne by CSIM.

Q.	When is the Reorganization expected to occur?

A.	If approved by shareholders of the Acquired Fund it is anticipated that the Reorganization will occur on or about September 26, 2014. Shortly after completion of the Reorganization, affected shareholders will receive a confirmation statement reflecting their new Fund account number and number of shares owned.

Q.	How does the Board of Trustees recommend that I vote on the proposal?

A.	The Board recommends that shareholders vote “FOR” the proposed Reorganization. The Board believes that it is in shareholders’ best interests to reorganize the Acquired Fund into the Surviving Fund as it will allow current Acquired Fund shareholders to pursue a substantially similar investment objective and similar investment strategies, but as part of a larger fund with greater investment flexibility and lower expenses. The specific factors considered by the Board in approving the Reorganization and recommending that you approve the proposal are discussed in more detail in the Prospectus/Proxy Statement.

Q.	How do I vote my shares?

A.	You can vote in any one of four ways:

Internet:	Please follow the instructions on the enclosed proxy card(s) or the Notice of the shareholder meeting.
Telephone:	Please call the number on the enclosed proxy card(s) or the Notice of the shareholder meeting.
Mail:	Please sign and date the enclosed proxy card(s) and return it to the address shown on the card.
In person:	At the shareholder meeting.

We encourage you to vote over the Internet or by telephone, following the instructions that appear on your proxy card(s). Using these voting methods will help reduce the time and costs associated with this proxy solicitation. Whichever method you choose, please take the time to read the Prospectus/Proxy Statement thoroughly before you vote.

Proxy cards that are properly signed, dated and received at or prior to the shareholder meeting will be voted as specified. If you specify a vote for the proposal, your proxy will be voted as you indicate. If you simply sign, date and return the proxy card, but do not specify a vote for the proposal, your shares will be voted by the proxies “FOR” the Reorganization.

Q.	Will there be any federal income tax consequences as a result of the Reorganization?

A.	The Reorganization is intended to qualify as a tax-free reorganization for federal income tax purposes (under Section 368 of the Internal Revenue Code of 1986, as amended). Assuming the Reorganization qualifies for such treatment, shareholders should not recognize any taxable gain or loss as a direct result of the Reorganization for federal income tax purposes. As a condition to the closing of the Reorganization, the Acquired Fund and the Surviving Fund will receive an opinion of legal counsel to the effect that the Reorganization will qualify as a tax-free reorganization for federal income tax purposes. Such opinion will be subject to receipt of and based on certain representations from the Funds. Opinions of legal counsel are not binding on the Internal Revenue Service or the courts. If you choose to redeem or exchange your shares before or after the Reorganization, you may realize a taxable gain or loss; therefore, you should separately consider any state, local and other tax consequences in consultation with your tax advisor. In addition, prior to the Closing Date you may receive a distribution of ordinary income or capital gains for the Acquired Fund.

Q.	What happens if the Reorganization is not approved by shareholders?

A.	If the Reorganization is not approved by shareholders, then the Acquired Fund will remain in existence, and the Board will consider what, if any, further action to take, including the possible liquidation of the Acquired Fund.

II. SUMMARY OF FUNDS

A.	Investment Objective

The Acquired Fund and the Surviving Fund have substantially the same investment objective: to seek the highest current income that is consistent with stability of capital and liquidity, and is exempt from federal and California personal income tax.

B.	Comparison of Fees and Expenses

Current and Pro Forma Fees and Expenses

The following tables compare the fees and expenses you may bear directly or indirectly as an investor in the Surviving Fund versus the Acquired Fund, and show the projected (“pro forma”) estimated fees and expenses of the Surviving Fund as of December 31, 2013, assuming consummation of the Reorganization. Fees and expenses shown for the Acquired Fund and the Surviving Fund were determined based on each Fund’s average net assets as of the fiscal period ended December 31, 2013. The pro forma fees and expenses are estimated in good faith and are hypothetical, and do not reflect any change in expense ratios resulting from a change in assets under management since December 31, 2013 for either Fund. More current total net asset information is available at www.schwabfunds.com. It is important for you to know that a decline in a Fund’s average net assets during the current fiscal year and after the Reorganization, as a result of shareholder redemptions or other factors, could cause the Fund’s expense ratio to be higher than the fees and expenses shown, which means you could pay more if you buy or hold shares of the Funds.

Annual Fund Operating Expenses

Annual Fund Operating Expenses are paid out of a Fund’s assets and include fees for portfolio management and administrative services, including recordkeeping, accounting or subaccounting, and other shareholder services. You do not pay these fees directly, but as the examples in the table below show, these costs are borne indirectly by all shareholders.

Shareholder Fees (fees paid directly from your investment)

Acquired Fund	Surviving Fund	Pro Forma Combined Surviving Fund
None	None	None

Annual Fund Operating Expenses (expense that you pay each year as a % of the value of your investment)

	Acquired Fund	Surviving Fund	Pro Forma Combined Surviving Fund
Management fees	0.35%	0.32%	0.32%
Distribution (12b-1) fees	None	None	None
Other expenses	0.35%	0.24%	0.24%

Total annual fund operating expenses	0.70%	0.56%	0.56%
Less Expense Reduction	-0.25%	-0.11%	-0.11%

Total annual fund operating expenses after expense reduction(1)	0.45%	0.45%	0.45%

(1)

CSIM and its affiliates have agreed to limit the total annual fund operating expenses (excluding interest, taxes and certain non-routine expenses) of the Value Advantage Shares of each of the Acquired Fund and Surviving Fund to 0.45% for so long as CSIM serves as the adviser to the Funds (the “contractual expense limitation agreement”). This contractual expense limitation agreement may only be amended or terminated with the approval of a Fund’s Board of Trustees. “Non-routine expenses” that are not subject to the foregoing contractual expense limitation agreement include, but are not limited to, any reimbursement payments made by the Value Advantage Shares of each of the Acquired Fund and the Surviving Fund to CSIM and/or its affiliates of fund fees and expenses that were previously waived or reimbursed by CSIM and/or its affiliates in order to maintain a positive net yield for the Value Advantage Shares of each the Acquired Fund and the Surviving Fund (the “voluntary yield waiver”). As of the three-year period ended December 31, 2013, CSIM and/or its affiliates waived fees for the Value Advantage Shares of the Acquired Fund and the Surviving Fund in the amount of $1,206,407 and $7,240,400, respectively, under the voluntary yield waiver. Any future reimbursement of these previously waived fees made by the Value Advantage Shares of the Acquired Fund or the Surviving Fund to CSIM and/or its affiliates may cause the total annual fund operating expenses of the Value Advantage Shares of such Fund to exceed the expense limitation under the contractual expense limitation agreement. If the Reorganization is approved, CSIM has agreed to waive its right to recoup the Acquired Fund’s fees and expenses that CSIM and/or its affiliates previously waived or reimbursed under the voluntary yield waiver.

Examples: These examples are intended to help you compare the cost of investing in the Acquired Fund and the Surviving Fund, and also allow you to compare these costs with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those time periods. The examples also assume that your investment has a 5% return each year and that a Fund’s operating expenses remain the same. The figures for the Acquired Fund are based on total annual fund operating expenses after expense reduction. The figures for the Surviving Fund are based on total annual fund operating expenses after expense reduction. The expenses would be the same whether you stayed in the Funds or sold your shares at the end of each period. Your actual costs may be higher or lower.

	1 Year	3 Years	5 Years	10 Years
Acquired Fund	$46	$144	$252	$567
Surviving Fund	$46	$144	$252	$567
Pro Forma Surviving Fund (assuming consummation of the Reorganization)	$46	$144	$252	$567

The projected post-Reorganization pro forma Annual Fund Operating Expenses and example expenses presented above are based on numerous material assumptions, including (1) that the current contractual agreements, including the Surviving Fund’s expense limitation agreement, will remain in place and (2) that certain fixed costs involved in operating the Acquired Fund will be eliminated. Although these projections represent good faith estimates, there can be no assurance that any particular level of expenses or expense savings will be achieved because expenses depend on a variety of factors, including the future level of the Surviving Fund’s assets, many of which are beyond the control of the Surviving Fund and CSIM.

C.	Comparison of Investment Objective and Principal Investment Strategies

The following is a comparison of the investment objectives and principal investment strategies of the Funds. As stated above, the Acquired Fund and the Surviving Fund have substantially the same investment objectives, and they pursue similar principal investment strategies. However, the Acquired Fund is required to invest at least 80% of its assets in municipal money market securities that are exempt from the AMT, while the Surviving Fund is not subject to the same requirement. The primary differences between the Funds are noted in italics.

ACQUIRED FUND	SURVIVING FUND

Investment Objective	Investment Objective
The fund’s goal is to seek the highest current income exempt from federal and California personal income tax that is consistent with stability of capital and liquidity.	The fund’s goal is to seek the highest current income that is consistent with stability of capital and liquidity, and is exempt from federal and California personal income tax.

Principal Investment Strategies	Principal Investment Strategies
To pursue its goal, the fund invests in money market securities from California issuers and from municipal agencies, U.S. territories and possessions.	To pursue its goal, the fund invests in money market securities from California issuers and from municipal agencies, U.S. territories and possessions.

ACQUIRED FUND	SURVIVING FUND

These securities may include general obligation issues, which typically are backed by the issuer’s ability to levy taxes; revenue bonds, which typically are backed by a stream of revenue from a given source, such as a public water system or hospital; municipal commercial paper and municipal notes; and municipal leases, which may be used to finance construction or equipment purchases.	These securities may include general obligation issues, which typically are backed by the issuer’s ability to levy taxes; revenue bonds, which typically are backed by a stream of revenue from a given source, such as a public water system or hospital; municipal commercial paper and municipal notes; and municipal leases, which may be used to finance construction or equipment purchases.

The fund may invest more than 25% of its total assets in municipal securities financing similar projects such as those relating to education, health care, transportation, utilities, industrial development and housing.	The fund may invest more than 25% of its total assets in municipal securities financing similar projects such as those relating to education, health care, transportation, utilities, industrial development and housing.

Under normal circumstances, the fund will invest at least 80% of its net assets in municipal money market securities whose interest is exempt from federal income tax, including the federal alternative minimum tax (AMT), and California personal income tax.	Under normal circumstances, the fund will invest at least 80% of its net assets in municipal money market securities the interest from which is exempt from federal and California personal income tax.

The fund does not currently intend to invest in any municipal securities whose interest is subject to AMT; however, this would not prevent the fund from investing in such securities as a temporary defensive measure discussed below.	—

The fund may purchase certain variable rate demand securities issued by closed-end municipal bond funds, which, in turn, invest primarily in portfolios of California tax-exempt municipal bonds.	The fund may purchase certain variable rate demand securities issued by closed-end municipal bond funds, which, in turn, invest primarily in portfolios of California tax-exempt municipal bonds.

It is anticipated that the interest on the variable rate demand securities will be exempt from federal and California personal income tax, including the AMT.	It is anticipated that the interest on the variable rate demand securities will be exempt from federal income tax and California personal income tax.

Many of the fund’s securities will be subject to credit or liquidity enhancements from U.S. and/or non-U.S. entities, which are designed to provide incremental levels of creditworthiness or liquidity. Some municipal securities have been structured to resemble variable- and floating-rate securities so that they meet the requirements for being considered money market instruments.	Many of the fund’s securities will be subject to credit or liquidity enhancements from U.S. and/or non-U.S. entities, which are designed to provide incremental levels of creditworthiness or liquidity. Some municipal securities have been structured to resemble variable- and floating-rate securities so that they meet the requirements for being considered money market instruments.

In choosing securities, the fund’s manager seeks to maximize current income within the limits of the fund’s investment objective and credit, maturity and diversification policies. Some of these policies may be stricter than the federal regulations that apply to all money funds.	In choosing securities, the fund’s manager seeks to maximize current income within the limits of the fund’s investment objective and credit, maturity and diversification policies. Some of these policies may be stricter than the federal regulations that apply to all money funds.

The investment adviser’s credit research department analyzes and monitors the securities that the fund owns	The investment adviser’s credit research department analyzes and monitors the securities that the fund

ACQUIRED FUND	SURVIVING FUND

or is considering buying. The manager may adjust the fund’s holdings or its average maturity based on actual or anticipated changes in interest rates or credit quality. To preserve its investors’ capital, the fund seeks to maintain a stable $1.00 share price.	owns or is considering buying. The manager may adjust the fund’s holdings or its average maturity based on actual or anticipated changes in interest rates or credit quality. To preserve its investors’ capital, the fund seeks to maintain a stable $1.00 share price.

During unusual market conditions, the fund may invest in taxable money market securities and municipal securities whose interest is subject to the AMT as a temporary defensive measure. When the fund engages in such activities, it may not achieve its investment goal.	During unusual market conditions, the fund may invest in taxable money market securities as a temporary defensive measure. When the fund engages in such activities, it may not achieve its investment goal.

D.	Comparison of Principal Risks

Each Fund may invest in various types of securities or use certain investment techniques to achieve its investment objective. The following is a summary of the principal risks associated with such securities and investment techniques. Because each Fund has similar investment strategies and policies, the principal risks are also similar for each Fund with the exception that the Surviving Fund may have greater exposure to securities subject to alternative minimum tax, which could subject shareholders to a higher level of taxes associated with an investment in the Surviving Fund. Additional information about these risks is included below. As with any security, an investment in either Fund involves certain risks. The fact that a particular risk is not identified does not mean that a Fund, as part of its overall investment strategy, does not invest or is precluded from investing in securities that give rise to that risk.

ACQUIRED FUND	SURVIVING FUND

Principal Risks	Principal Risks
Investment Risk. Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.	Investment Risk. Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Interest Rate Risk. Interest rates rise and fall over time. As with any investment whose yield reflects current interest rates, the fund’s yield will change over time. During periods when interest rates are low, the fund’s yield (and total return) also will be low. Because interest rates in the United States are at, or near, historically low levels, a change in a central bank’s monetary policy (e.g., tapering of the Federal Reserve Board’s quantitative easing program) or improving economic conditions may result in an increase in interest rates. A sudden or unpredictable rise in interest rates may cause volatility in the market and may decrease liquidity in the money market securities markets, making it more difficult for the fund to sell its money market investments at a time	Interest Rate Risk. Interest rates rise and fall over time. As with any investment whose yield reflects current interest rates, the fund’s yield will change over time. During periods when interest rates are low, the fund’s yield (and total return) also will be low. Because interest rates in the United States are at, or near, historically low levels, a change in a central bank’s monetary policy (e.g., tapering of the Federal Reserve Board’s quantitative easing program) or improving economic conditions may result in an increase in interest rates. A sudden or unpredictable rise in interest rates may cause volatility in the market and may decrease liquidity in the money market securities markets, making it more difficult for the fund to sell its money market investments at a time

ACQUIRED FUND	SURVIVING FUND

when the investment adviser might wish to sell such investments. Decreased market liquidity also may make it more difficult to value some or all of the fund’s money market securities holdings. In addition, to the extent the Value Advantage Shares make any reimbursement payments to the investment adviser and/or its affiliates, the Value Advantage Shares’ yield would be lower.	when the investment adviser might wish to sell such investments. Decreased market liquidity also may make it more difficult to value some or all of the fund’s money market securities holdings. In addition, to the extent the Value Advantage Shares make any reimbursement payments to the investment adviser and/or its affiliates, the Value Advantage Shares’ yield would be lower.

Credit Risk. The fund is subject to the risk that a decline in the credit quality of a portfolio investment could cause the fund to lose money or underperform. The fund could lose money if the issuer of a portfolio investment fails to make timely principal or interest payments or if a guarantor or liquidity provider of a portfolio investment fails to honor its obligations. For fixed rate investments, negative perceptions of the ability of an issuer, guarantor or liquidity provider to make payments or otherwise honor its obligations, as applicable, could also cause the price of that investment to decline. The credit quality of the fund’s portfolio holdings can change rapidly in certain market environments and any downgrade or default on the part of a single portfolio investment could cause the fund’s share price or yield to fall. The fund’s investments in securities with credit or liquidity enhancements provided by foreign entities may involve certain risks that are greater than those associated with investments in securities with credit or liquidity enhancements provided by U.S. entities. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. In addition, sovereign risk, or the risk that a government may become unwilling or unable to meet its loan obligations or guarantees, could increase the credit risk of financial institutions connected to that particular country.	Credit Risk. The fund is subject to the risk that a decline in the credit quality of a portfolio investment could cause the fund to lose money or underperform. The fund could lose money if the issuer of a portfolio investment fails to make timely principal or interest payments or if a guarantor or liquidity provider of a portfolio investment fails to honor its obligations. For fixed rate investments, negative perceptions of the ability of an issuer, guarantor or liquidity provider to make payments or otherwise honor its obligations, as applicable, could also cause the price of that investment to decline. The credit quality of the fund’s portfolio holdings can change rapidly in certain market environments and any downgrade or default on the part of a single portfolio investment could cause the fund’s share price or yield to fall. The fund’s investments in securities with credit or liquidity enhancements provided by foreign entities may involve certain risks that are greater than those associated with investments in securities with credit or liquidity enhancements provided by U.S. entities. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. In addition, sovereign risk, or the risk that a government may become unwilling or unable to meet its loan obligations or guarantees, could increase the credit risk of financial institutions connected to that particular country.

Liquidity Support Provider Risk. The fund may invest a substantial portion of its assets in securities with guarantees and/or liquidity supports provided by a bank or other financial institution, and the existence and nature of such supports may be a significant factor in the investment adviser’s decision-making process. Generally, these enhancements are employed by the issuers of the securities to reduce credit risk and provide enhanced or back-up liquidity for the purchaser, such as the fund. Adverse developments	Liquidity Support Provider Risk. The fund may invest a substantial portion of its assets in securities with guarantees and/or liquidity supports provided by a bank or other financial institution, and the existence and nature of such supports may be a significant factor in the investment adviser’s decision-making process. Generally, these enhancements are employed by the issuers of the securities to reduce credit risk and provide enhanced or back-up liquidity for the purchaser, such as the fund. Adverse developments

ACQUIRED FUND	SURVIVING FUND

affecting these banks and financial institutions could therefore have a negative effect on the value of the fund’s holdings. For example, a rating agency downgrade of a credit or liquidity support provider may adversely affect the value of securities held by the fund. Any decline in the value of the securities held by the fund could cause the fund’s share price or yield to fall. To the extent that a portion of the fund’s underlying investments are guaranteed by the same bank or financial institution, these risks may be increased.	affecting these banks and financial institutions could therefore have a negative effect on the value of the fund’s holdings. For example, a rating agency downgrade of a credit or liquidity support provider may adversely affect the value of securities held by the fund. Any decline in the value of the securities held by the fund could cause the fund’s share price or yield to fall. To the extent that a portion of the fund’s underlying investments are guaranteed by the same bank or financial institution, these risks may be increased.

Management Risk. Any actively managed mutual fund is subject to the risk that its investment adviser will select investments or allocate assets in a manner that could cause the fund to underperform or otherwise not meet its objective. The fund’s investment adviser applies its own investment techniques and risk analyses in making investment decisions for the fund, but there can be no guarantee that they will produce the desired results. The investment adviser’s maturity decisions will also affect the fund’s yield, and in unusual circumstances potentially could affect its share price. To the extent that the investment adviser anticipates interest rate trends imprecisely, the fund’s yield at times could lag the yields of other money market funds.	Management Risk. Any actively managed mutual fund is subject to the risk that its investment adviser will select investments or allocate assets in a manner that could cause the fund to underperform or otherwise not meet its objective. The fund’s investment adviser applies its own investment techniques and risk analyses in making investment decisions for the fund, but there can be no guarantee that they will produce the desired results. The investment adviser’s maturity decisions will also affect the fund’s yield, and in unusual circumstances potentially could affect its share price. To the extent that the investment adviser anticipates interest rate trends imprecisely, the fund’s yield at times could lag the yields of other money market funds.

State Risk. The fund invests primarily in securities issued by the state of California and its municipalities. Any reduction in the credit ratings of obligations of these issuers could adversely affect the market values and marketability of such securities, and, consequently, the value of the fund’s portfolio. Further, the fund’s share price and performance could be affected by local, state and regional factors, including erosion of the tax base and changes in the economic climate. Certain California constitutional amendments, legislative measures, executive orders, administrative regulations and voter initiatives could result in adverse consequences affecting the state of California and/or its municipalities. The possibility exists that a natural disaster, including an earthquake, could create a major dislocation of the California economy and significantly affect the ability of state and local governments to raise money to pay principal and interest on their municipal securities. National governmental actions, such as the elimination of tax-exempt status, also could affect performance. In addition, a municipality or municipal project that relies directly or indirectly on national governmental funding mechanisms may be negatively	State Risk. The fund invests primarily in securities issued by the state of California and its municipalities. Any reduction in the credit ratings of obligations of these issuers could adversely affect the market values and marketability of such securities, and, consequently, the value of the fund’s portfolio. Further, the fund’s share price and performance could be affected by local, state and regional factors, including erosion of the tax base and changes in the economic climate. Certain California constitutional amendments, legislative measures, executive orders, administrative regulations and voter initiatives could result in adverse consequences affecting the state of California and/or its municipalities. The possibility exists that a natural disaster, including an earthquake, could create a major dislocation of the California economy and significantly affect the ability of state and local governments to raise money to pay principal and interest on their municipal securities. National governmental actions, such as the elimination of tax-exempt status, also could affect performance. In addition, a municipality or municipal project that relies directly or indirectly on national governmental

ACQUIRED FUND	SURVIVING FUND

affected by the national government’s current budgetary constraints.	funding mechanisms may be negatively affected by the national government’s current budgetary constraints.

Investment Concentration Risk. To the extent that the fund invests a substantial portion of its assets in municipal securities financing similar projects, the fund may be more sensitive to adverse economic, business or political developments affecting those projects. A change that affects one project, such as proposed legislation on the financing of the project, a shortage of materials needed for the project, or a declining need for the project, would likely affect all similar projects and the overall municipal securities market.	Investment Concentration Risk. To the extent that the fund invests a substantial portion of its assets in municipal securities financing similar projects, the fund may be more sensitive to adverse economic, business or political developments affecting those projects. A change that affects one project, such as proposed legislation on the financing of the project, a shortage of materials needed for the project, or a declining need for the project, would likely affect all similar projects and the overall municipal securities market.

Taxable Determinations Risk. Some of the fund’s income could be taxable. If certain types of investments the fund buys as tax-exempt are later ruled to be taxable, a portion of the fund’s income could become taxable. This risk, although generally considered low, is somewhat higher for investments that have been structured as municipal money market securities than for investments in other types of municipal money market securities. Any defensive investments in taxable securities or securities whose interest is subject to the AMT could generate taxable income.	Taxable Determinations Risk. Some of the fund’s income could be taxable. If certain types of investments the fund buys as tax-exempt are later ruled to be taxable, a portion of the fund’s income could become taxable. This risk, although generally considered low, is somewhat higher for investments that have been structured as municipal money market securities than for investments in other types of municipal money market securities. Any defensive investments in taxable securities could generate taxable income. Also, some types of municipal securities produce income that is subject to the federal alternative minimum tax (AMT).

Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell. The market for certain investments may become illiquid due to specific adverse changes in the conditions of a particular issuer or under adverse market or economic conditions independent of the issuer, including, for example, during periods of rising interest rates. In addition, dealer inventories of certain securities—an indication of the ability of dealers to engage in “market making”—are at, or near, historic lows in relation to market size, which could potentially lead to decreased liquidity. The fund’s investments in illiquid securities may reduce the returns of the fund because it may be unable to sell the illiquid securities at an advantageous time or price. Further, transactions in illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities.	Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell. The market for certain investments may become illiquid due to specific adverse changes in the conditions of a particular issuer or under adverse market or economic conditions independent of the issuer, including, for example, during periods of rising interest rates. In addition, dealer inventories of certain securities—an indication of the ability of dealers to engage in “market making”—are at, or near, historic lows in relation to market size, which could potentially lead to decreased liquidity. The fund’s investments in illiquid securities may reduce the returns of the fund because it may be unable to sell the illiquid securities at an advantageous time or price. Further, transactions in illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities.

Redemption Risk. The fund may experience periods of heavy redemptions that could cause the fund to liquidate its assets at inopportune times or at a loss or depressed value, particularly during periods of	Redemption Risk. The fund may experience periods of heavy redemptions that could cause the fund to liquidate its assets at inopportune times or at a loss or depressed value, particularly during periods of

ACQUIRED FUND	SURVIVING FUND

declining or illiquid markets. Redemptions by a few large investors in the fund may have a significant adverse effect on the fund’s ability to maintain a stable $1.00 share price. In the event any money market fund fails to maintain a stable net asset value, other money market funds, including the fund, could face a market-wide risk of increased redemption pressures, potentially jeopardizing the stability of their $1.00 share prices.	declining or illiquid markets. Redemptions by a few large investors in the fund may have a significant adverse effect on the fund’s ability to maintain a stable $1.00 share price. In the event any money market fund fails to maintain a stable net asset value, other money market funds, including the fund, could face a market-wide risk of increased redemption pressures, potentially jeopardizing the stability of their $1.00 share prices.

Regulatory Risk. The Securities and Exchange Commission (SEC) and other regulators may adopt additional money market fund regulations in the future, which may impact the operation, performance and expenses of the fund. As of the date of this prospectus, the SEC has proposed changes to the rules governing money market funds. Recent and future legislative and regulatory changes also may impact the securities and markets in which the fund may invest, which could impact the fund’s investment strategies.	Regulatory Risk. The Securities and Exchange Commission (SEC) and other regulators may adopt additional money market fund regulations in the future, which may impact the operation, performance and expenses of the fund. As of the date of this prospectus, the SEC has proposed changes to the rules governing money market funds. Recent and future legislative and regulatory changes also may impact the securities and markets in which the fund may invest, which could impact the fund’s investment strategies.

Money Market Risk. The fund is not designed to offer capital appreciation. In exchange for their emphasis on stability and liquidity, money market investments may offer lower long-term performance than stock or bond investments.	Money Market Risk. The fund is not designed to offer capital appreciation. In exchange for their emphasis on stability and liquidity, money market investments may offer lower long-term performance than stock or bond investments.

E.	Comparison of Fund Performance

Set forth below is past performance information for the Acquired Fund and the Surviving Fund. The bar chart below shows how the Funds’ investment results have varied from year to year, and the following table shows the Funds’ average annual total returns for various periods. This information provides some indication of the risks of investing in the Funds. All figures assume distributions were reinvested. Keep in mind that future performance may differ from past performance.

The following total returns information shows the returns of the Acquired Fund and the Surviving Fund. For more current performance information, please see www.schwab.com/moneyfunds or call toll-free 1-800-435-4000 for a current seven-day yield.

Acquired Fund

Annual Total Returns (%) (as of 12/31)

This chart provides some indication of the risks of investing in the Acquired Fund by showing changes in the Fund’s performance from year to year for the past six calendar years.

Annual total returns (%) (as of 12/31)

During all periods shown in the bar graph, the Acquired Fund’s highest quarterly return was 0.52%, for the quarter ended March 31, 2008, and its lowest quarterly return was 0.00%, for the quarter ended September 30, 2013.

Average Annual Total Returns (%) (as of 12/31/2013)

	1 Year	5 Years	Since Inception (11/16/2007)
Value Advantage Shares	0.02%	0.06%	0.37%

Surviving Fund

Annual Total Returns (%) (as of 12/31)

This chart provides some indication of the risks of investing in the Surviving Fund by showing changes in the Surviving Fund’s performance from year to year for the past ten calendar years.

Annual total returns (%) (as of 12/31)

During all periods shown in the bar graph, the Surviving Fund’s highest quarterly return was 0.82%, for the quarter ended June 30, 2007, and its lowest quarterly return was 0.00%, for the quarter ended September 30, 2013.

Average Annual Total Returns (%) (as of 12/31/2013)

	1Year	5 Years	10 Years
Value Advantage Shares	0.01%	0.05%	1.09%

F.	Management of the Funds

Investment Adviser: CSIM serves as the investment adviser of the Acquired Fund and the Surviving Fund.

Portfolio Managers: Kenneth Salinger, Kevin Shaughnessy and Cameron Ullyatt serve as the portfolio managers for both Funds. Below is information regarding the portfolio managers of the Funds:

Kenneth Salinger, CFA, Managing Director and Head of Tax-Exempt Strategies, leads the portfolio management team for Schwab’s national and state-specific tax free bond funds and municipal money market funds. He has also had overall responsibility for all aspects of the management of the funds since 2008. Prior to joining CSIM in 2008, Mr. Salinger was a senior portfolio manager at Wells Capital Management, working on a team that managed municipal bond assets. He worked at American Century Investments from 1992 to 2006, where he was a vice president and senior portfolio manager, responsible for daily management of a number of national and state specific municipal bond funds. Mr. Salinger has worked in fixed income asset management since 1994.

Kevin Shaughnessy, CFA, Managing Director and Senior Portfolio Manager, is responsible for the day-to-day co-management of the Funds. Prior to joining CSIM in 2000, Mr. Shaughnessy spent four years as a portfolio manager at Wells Capital Management, where he was responsible for managing the firm’s California municipal money fund assets, as well as short duration private client assets.

Cameron Ullyatt, CFA, Managing Director and Senior Portfolio Manager, is responsible for the day-to-day co-management of the Funds. Prior to joining CSIM in 2008, Mr. Ullyatt was a vice president and portfolio manager at Oppenheimer Funds, where he was responsible for managing the firm’s municipal money fund assets. From 1999 to 2006, Mr. Ullyatt also worked as a credit analyst in Oppenheimer Funds’ municipal bond and money market departments.

G.	Purchase and Sale of Fund Shares

Each Fund is open for business each day that the New York Stock Exchange (“NYSE”) is open except when the following federal holidays are observed: Columbus Day and Veterans Day. When you place orders to purchase, exchange or redeem Fund shares through an account at Charles Schwab & Co., Inc. (“Schwab”) or another financial intermediary, you must follow Schwab’s or the other financial intermediary’s transaction procedures. Eligible Investors (as determined by the each Fund and which generally are limited to institutional investors) may invest directly in a Fund by placing purchase, exchange and redemption orders through the Fund’s transfer agent. Eligible Investors must contact the transfer agent by phone or in writing to obtain an account application. Eligible Investors may contact the transfer agent by telephone at 1-800-407-0256, or by mail at Boston Financial Data Services, Attn: Schwab Funds, P.O. Box 8283, Boston, MA 02266-8323.

The minimum initial investment for the Value Advantage Share Class of each Fund is $25,000 ($15,000 for IRA and custodial accounts). The minimum additional investment for the Value Advantage Share Class of each Fund is $500. The minimum balance for the Value Advantage Share Class of each Fund is $20,000 ($15,000 for IRA and custodial accounts). Each Fund may waive these minimums for certain investors or in the Fund’s sole discretion.

H.	Tax Information

Distributions received from a Fund are typically intended to be exempt from federal and California personal income tax, and in the case of the Acquired Fund also federal alternative minimum tax (“AMT”). While interest from municipal securities is generally exempt from federal income tax, some municipal securities in which the Surviving Fund may invest may produce income that is subject to the federal AMT. Each Fund may invest a portion of its assets in securities that generate income that is not exempt from federal and California personal income tax. Further, any of a Fund’s defensive investments in taxable securities and, in the case of the Acquired Fund, securities whose interest is subject to the AMT, also could generate taxable income.

I.	Payments to Financial Intermediaries

If you purchase shares of a Fund through a broker-dealer or other financial intermediary (such as a bank), a Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

III. INFORMATION ABOUT THE REORGANIZATION

A.	Overview of the Proposed Reorganization

The Reorganization involves the transfer of all of the assets and liabilities of the Acquired Fund to the Surviving Fund in exchange for Value Advantage Shares of the Surviving Fund. This transfer of assets and liabilities is expected to take place after market close on or about September 26, 2014. The transfer of assets by the Acquired Fund will occur at their then-current value as determined in accordance with the Acquired Fund’s valuation and Rule 2a-7 procedures, and shares of the Surviving Fund to be issued to the Acquired Fund will be valued at their then-current net asset value as determined in accordance with the Surviving Fund’s valuation and Rule 2a-7 procedures. The Acquired Fund’s and Surviving Fund’s valuation and Rule 2a-7 procedures are the same. The Funds currently value their investment holdings on the basis of amortized cost (plus any discount, or minus any premium, accrued since purchase). As a result, shareholders of the Acquired Fund are expected to exchange shares with a net asset value per share of $1.00 for shares of the Surviving Fund with a net asset value per share of $1.00. Shares of the Surviving Fund will be distributed to shareholders of the Acquired Fund at the Closing Date in exchange for shares of the Acquired Fund. After completion of the Reorganization, each shareholder of the Acquired Fund will own shares of the Surviving Fund equal in value to the current net asset value of such shareholder’s shares of the Acquired Fund. Following the completion of the Reorganization, the Acquired Fund will be liquidated and its registration under the Investment Company Act of 1940 (the “1940 Act”) will be terminated.

The Reorganization is intended to be tax-free for federal income tax purposes. This means that shareholders of the Acquired Fund will become shareholders of the Surviving Fund without recognizing any gain or loss for federal income tax purposes. This also means that it is intended that the Reorganization will be tax-free for the Surviving Fund for federal income tax purposes.

The Reorganization will not occur unless approved by a majority of shareholders of the Acquired Fund, in accordance with the requirements under the 1940 Act. In addition, the implementation of the Reorganization is subject to a number of conditions set forth in the Plan. Among the more significant conditions is the receipt by the Funds of an opinion of counsel to the effect that the Reorganization will be treated as a tax-free transaction to the Funds and their shareholders for federal income tax purposes, as described further below. Furthermore, under the Plan, to the extent that the difference between the amortized and mark-to-market values of either Fund equals or exceeds $0.0025 at the Valuation Time, as that term is defined in the Plan, the Reorganization would be postponed until such time as the per share difference is less than $0.0025. For more information about the Reorganization, see “Material Features of the Agreement and Plan of Reorganization” below.

CSIM will bear the costs and expenses related to the preparation and assembly of this Prospectus/Proxy Statement and all mailing and other expenses associated with the proxy solicitation process and the Reorganization, which are expected to be approximately [$            .]

B.	Material Features of the Agreement and Plan of Reorganization

The Plan sets forth the terms and conditions of the Reorganization. Material provisions of the Plan are summarized below; however, this summary is qualified in its entirety by reference to the Plan, a form of which is attached as the Appendix to this Prospectus/Proxy Statement.

At the consummation of the Reorganization, which is expected to occur at the close of business on or about September 26, 2014, the Closing Date, all of the assets and liabilities of the Acquired Fund will be transferred to the Surviving Fund in exchange for Value Advantage Shares of the Surviving Fund, such that at and after the Closing Date, the assets and liabilities of the Acquired Fund will become the assets and liabilities of the Surviving Fund. The transfer of assets by the Acquired Fund will occur at their then-current value as determined in accordance with the Acquired Fund’s valuation and Rule 2a-7 procedures and shares of the Surviving Fund to be issued to the Acquired Fund shall be valued at the then-current net asset value determined in accordance with the Surviving Fund’s valuation and Rule 2a-7 procedures. The Acquired Fund’s and Surviving Fund’s valuation and Rule 2a-7 procedures are the same. The Funds currently value their investment holdings on the basis of amortized cost (cost plus any discount, or minus any premium, accrued since purchase). Shares of the Surviving Fund will be distributed to shareholders of the Acquired Fund in exchange for their shares of the Acquired Fund. After completion of the Reorganization, each shareholder of the Acquired Fund will own shares of the Surviving Fund equal in value to the current net asset value of such shareholder’s shares of the Acquired Fund. Following the completion of the Reorganization, the Acquired Fund will be liquidated and its registration under the 1940 Act will be terminated.

The Plan provides that the Board will declare a dividend or dividends with respect to the Acquired Fund prior to the Closing Date. This dividend, together with all previous dividends, will have the effect of distributing to the shareholders of the Acquired Fund all undistributed ordinary income earned, tax-exempt income and net capital gains recognized up to and including the Closing Date. The shareholders of the Acquired Fund will recognize ordinary income and capital gain with respect to the portion of this distribution that is derived from ordinary income and capital gains and such income and gain may be subject to federal, state and/or local taxes. The shareholders of the Acquired Fund will generally not be subject to federal, state and/or local taxes with respect to the portion of the distribution that is derived from tax-exempt income and designated as an exempt-interest dividend.

Prior to the Closing Date, CSIM reserves the right to sell portfolio securities and/or purchase other securities for the Acquired Fund, to the extent necessary so that the asset composition of the Acquired Fund is consistent with the investment policies and restrictions of the Surviving Fund. To the extent the Acquired Fund sells securities at a gain, current shareholders may receive a capital gain dividend. Transaction costs associated with any such purchases and sales will be borne by the Acquired Fund, which will result in a decrease in the Acquired Fund’s net asset value.

The stock transfer books of the Trust with respect to the Acquired Fund will be permanently closed as of the close of business on the day immediately preceding the Closing Date. Redemption requests received thereafter by the Trust with respect to the Acquired Fund will be deemed to be redemption requests for shares of the Surviving Fund issued pursuant to the Plan. If any shares of the Acquired Fund are represented by a share certificate, the certificate must be surrendered to the Trust’s transfer agent for cancellation before the Surviving Fund shares issuable to the shareholder pursuant to the Plan will be redeemed. The Surviving Fund does not expect to issue share certificates with respect to the Surviving Fund. Any special options relating to a shareholder’s account in the Acquired Fund will transfer over to the Surviving Fund without the need for the shareholder to take any action.

The Reorganization is subject to a number of conditions as set forth in the Plan, a form of which is attached hereto as the Appendix. Except as set forth below, the Trust, by consent of its Board or an officer authorized by the Board, may waive any condition to the obligations of the Acquired Fund or the Surviving Fund under the Plan if, in its or such officer’s judgment, such waiver will not have a material adverse effect on the interests of the shareholders of the Acquired Fund or the shareholders of the Surviving Fund. Certain conditions under the Plan cannot be waived by the Trust, including the conditions that the Reorganization be approved by the shareholders of the Acquired Fund and that the Funds receive a favorable tax opinion from Dechert LLP. The Board may abandon the Plan and the Reorganization at any time for any reason prior to the Closing Date. The Plan provides further that at any time prior to the Reorganization the Funds may amend any of the provisions of the Plan; provided, however, that (i) no such amendment may have the effect of changing the provisions for determining the number of Surviving Fund shares to be issued to Acquired Fund shareholders under the Plan to the detriment of such Acquired Fund shareholders; and (ii) the Board determines that such amendment is in the best interest of shareholders of both the Acquired Fund and the Surviving Fund.

CSIM has agreed to bear all of the expenses incurred in connection with the Reorganization including the costs of the proxy solicitation and tabulation.

The Board of the Acquired Fund has voted to approve the proposed Reorganization. The Board recommends that shareholders of the Acquired Fund also approve the proposed Reorganization. The actions contemplated by the Plan and the related matters described therein will be consummated only if approved by the affirmative vote of the majority of the outstanding voting securities of the Acquired Fund in accordance with the requirements under the 1940 Act.

C.	Description of Reorganization Shares

As part of the Reorganization, shareholders of the Acquired Fund will receive shares of the equivalent class of the Surviving Fund that are equal in aggregate value to the aggregate value of assets transferred by the Acquired Fund to the Surviving Fund less the liabilities of the Acquired Fund that are assumed by the Surviving Fund as of the Closing Date. Shares of the Surviving Fund will be issued to the Acquired Fund’s shareholders in accordance with the Plan. Because the Surviving Fund shares are of the equivalent class as the Acquired Fund shares, the Surviving Fund shares have substantially the same rights and privileges as the Acquired Fund shares. The following summarizes some key information about the shares of the Surviving Fund that will be received by shareholders of the Acquired Fund:

Set forth below are the investment minimums for the Surviving Fund’s Value Advantage Shares. These minimums may be waived for certain investors or in the Surviving Fund’s sole discretion:

•	Minimum initial investment: $25,000 ($15,000 for IRA and custodial accounts)

•	Minimum additional investments: $500

•	Minimum balance: $20,000 ($15,000 for IRA and custodial accounts)

For additional information about the Surviving Fund’s shares, see “Additional Information about the Funds—Shareholder Information.”

D.	Reasons for the Reorganization

The Board considered the Reorganization at a meeting held on June 3, 2014, and the Board, including a majority of the Trustees who are not “interested persons” of the Trust as that term is defined in the 1940 Act, approved the Plan. In approving the Reorganization, the Board determined that (i) participation in the Reorganization is in the best interest of the Acquired Fund and its shareholders; and (ii) the interests of the Acquired Fund’s shareholders will not be diluted as a result of the Reorganization.

In making this determination, the Board considered a number of factors, including:

•

the fact that both Funds operate as “money market funds” pursuant to Rule 2a-7 under the 1940 Act and the investment objective of the Acquired Fund is substantially the same as the investment objective of the Surviving Fund;

•	the similarity of the investment strategies of the Acquired Fund to those of the Surviving Fund, and the resulting overlap in underlying portfolio holdings;

•

the greater asset size of the Surviving Fund and the possibility that the combined aggregate assets of the Acquired Fund and the Surviving Fund upon consummation of the Reorganization would allow the Surviving Fund to take advantage of the possible benefits of a larger asset base, including future economies of scale and spreading costs across a larger asset base to the potential benefit of all shareholders;

•	that the Surviving Fund has a lower management fee;

•	the future prospects of the Acquired Fund if the Reorganization was not effected, including the Acquired Fund’s continuing viability as a stand-alone series of the Trust;

•	the fact that CSIM would bear the expenses incurred in connection with the Reorganization;

•	the reasonableness of the terms of the Plan; and

•	that the Reorganization is intended to be tax-free for U.S. federal income tax purposes for shareholders of the Acquired Fund.

The Board of the Surviving Fund has also determined that (i) participation in the Reorganization is in the best interest of the Surviving Fund and its shareholders; and (ii) the interests of the Surviving Fund’s shareholders will not be diluted as a result of the Reorganization.

E.	Federal Income Tax Consequences

Each Fund has qualified and intends to continue to qualify (in the case of the Acquired Fund, through the Closing Date) as a “regulated investment company” under the Internal Revenue Code of 1986, as amended (the “Code”). Accordingly, each of the Funds has been, and expects to continue to be, relieved of all or substantially all federal income taxes. Consummation of the transaction is subject to the condition that the Trust receives an opinion from Dechert LLP, subject to appropriate factual assumption and customary representations, substantially to the effect that for federal income tax purposes:

(1)	The Reorganization will constitute a tax-free reorganization within the meaning of Section 368(a) of the Code;

(2)	No gain or loss will be recognized by the Acquired Fund upon the transfer of all of its assets to the Surviving Fund in exchange solely for the Surviving Fund shares and the assumption by the Surviving Fund of all of the liabilities of the Acquired Fund or upon the distribution of Surviving Fund shares to the shareholders of the Acquired Fund;

(3)	No gain or loss will be recognized by the Surviving Fund upon the receipt of the assets of the Acquired Fund solely in exchange for Surviving Fund shares and the assumption by the Surviving Fund of the liabilities of the Acquired Fund;

(4)	The tax basis of the assets of the Acquired Fund received by the Surviving Fund will be the same as the tax basis of such assets to the Acquired Fund immediately prior to the exchange;

(5)	The holding period of the assets of the Acquired Fund received by the Surviving Fund will include the period during which such assets were held by the Acquired Fund (except where investment activities of Surviving Fund have the effect of reducing or eliminating a holding period with respect to an asset);

(6)	No gain or loss will be recognized by the shareholders of the Acquired Fund upon the exchange of their shares of the Acquired Fund for Surviving Fund shares (including fractional shares to which they may be entitled);

(7)	The aggregate tax basis of Surviving Fund shares received by each shareholder of the Acquired Fund (including fractional shares to which they may be entitled) will be the same as the aggregate tax basis of the Acquired Fund shares exchanged therefor; and

(8)	The holding period of the Surviving Fund shares received by the shareholders of the Acquired Fund (including fractional shares to which they may be entitled) will include the holding period of the Acquired Fund shares surrendered in exchange therefor, provided that the Acquired Fund shares were held as a capital asset as of the Closing Date of the Reorganization.

No opinion will be expressed as to the effect of the Reorganization on the Acquired Fund or Surviving Fund with respect to any asset as to which any unrealized gain or loss is required to be recognized for U.S. federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

Prior to the Closing Date you may receive a taxable distribution of ordinary income of capital gains from the Acquired Fund.

The Funds have not sought a tax ruling on the federal tax consequences of the Reorganization from the IRS. The opinion to be received from Dechert LLP with respect to the federal income tax consequences of the Reorganization described in this section is not binding on the IRS and does not preclude the IRS from adopting a contrary position.

Shareholders should consult their own advisors concerning the potential tax consequences to them, including state and local income tax consequences.

F.	Shareholder Rights, Description of the Securities to be Issued

The Trust is organized as a Massachusetts business trust. The Acquired Fund and the Surviving Fund are both series of the Trust and, therefore, shareholders of the Acquired Fund and the Surviving Fund are shareholders of the same legal entity, the Trust. The Trust’s Amended and Restated Agreement and Declaration of Trust (“Declaration of Trust”), the Trust’s governing document, does not afford any rights or privileges to the shareholders of the Surviving Fund that differ in any material respect from the rights or privileges afforded to the shareholders of the Acquired Fund. In addition, shareholders of the Acquired Fund will receive shares of the equivalent class of the Surviving Fund. Therefore, shareholders of the Acquired Fund will receive shares of the Surviving Fund that have substantially similar rights and privileges as their shares of the Acquired Fund.

Each share in the Surviving Fund represents an equal proportionate interest in the Surviving Fund, and each shareholder is entitled to such dividends and distributions out of the income earned on the assets belonging to the Surviving Fund as are declared in the discretion of the Trust’s Board. When sold in accordance with the Declaration of Trust, and for the consideration described in its registration statement, shares of the Surviving Fund will be fully paid and non-assessable.

The Surviving Fund shares have no preemptive rights and only such conversion or exchange rights as the Board may grant in its discretion. In the event of a liquidation or dissolution of the Surviving Fund, its shareholders are entitled to receive the assets available for distribution belonging to the Surviving Fund and a proportionate distribution, based upon the relative asset values of the Trust’s series, of any general assets of the Trust not belonging to any particular series of the Trust which are available for distribution. In the event of a liquidation or dissolution of the Trust, its shareholders will be entitled to the same distribution process.

G.	Capitalization

The following table shows, on an unaudited basis, the capitalization as of December 31, 2013 for the Acquired Fund and the Surviving Fund, as well as pro forma capitalization giving effect to the Reorganization:

	Acquired Fund	Surviving Fund	Adjustments(a)	Pro Forma Combined Surviving Fund
Net Assets	141,410,740	751,199,552	n/a	892,610,292
Shares Outstanding	141,358,332	751,093,880	n/a	892,452,212
Net Asset Value Per Share	1.00	1.00	n/a	1.00

(a)	An “Adjustment” is the difference between Acquired Fund’s net asset value and Surviving Fund’s net asset value and the resulting share adjustments that will be processed in order to maintain the appropriate market value of Acquired Fund at the adjusted net asset value.

This information is for informational purposes only. There is, of course, no assurance that the Reorganization will be consummated. Moreover, if consummated, the capitalization of the Acquired Fund and the Surviving Fund is likely to be different at the Closing Date as a result of market movements and daily share purchase and redemption activity in the Funds. Accordingly, the foregoing should not be relied upon to reflect the number of shares of the Surviving Fund that actually will be received on or after such date.

THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSED REORGANIZATION

IV. ADDITIONAL INFORMATION ABOUT THE FUNDS

A.	Fundamental and Non-Fundamental Investment Restrictions

The Funds have adopted certain fundamental and non-fundamental investment policies concerning, among other things, diversification of the Fund’s investment portfolio, concentration in particular industries, borrowing and loaning money, and investing in real estate and commodities. The fundamental investment policies of the Funds are similar and the non-fundamental investment policies of the Funds are the same. Fundamental investment policies cannot be changed without the vote of a majority of each Fund’s outstanding voting shares, as defined under the 1940 Act. Non-fundamental investment restrictions of a Fund can be changed by the Fund’s Board of Trustees.

For further information relating to these investment restrictions, please see the SAI for the Funds, which is incorporated by reference into the Statement of Additional Information relating to this Prospectus/Proxy Statement.

B.	Portfolio Holdings

A description of each Fund’s policies and procedures with respect to the disclosure of its portfolio securities is available in the Funds’ SAI, which is incorporated herein by reference into the Statement of Additional Information relating to this Prospectus/Proxy Statement.

C.	Fund Management

The investment adviser for the Funds is CSIM, 211 Main Street, San Francisco, CA 94105. CSIM was founded in 1989 and, as of February 28, 2014, managed approximately $251 billion in assets.

As the investment adviser, CSIM oversees the asset management and administration of the Funds. As compensation for these services, CSIM receives a management fee from each Fund. For the 12 months ended December 31, 2013, these fees were 0.00% for the Acquired Fund and 0.24% for the Surviving Fund. These figures, which are expressed as a percentage of each Fund’s average daily net assets, represent the actual amounts paid, including the effects of reductions. For managing the Acquired Fund, CSIM is entitled to receive a monthly management fee at an annual percentage rate equal to 0.35% of the Fund’s average daily net assets. For managing the Surviving Fund, CSIM is entitled to receive a monthly management fee at an annual percentage rate equal to 0.32% of the Fund’s average daily net assets. Upon consummation of the Reorganization, the investment advisory fee CSIM is entitled to receive with respect to the Surviving Fund will remain the same (0.32%).

A discussion regarding the basis for the Board of Trustees’ approval of the Funds’ investment advisory agreement is available in each Fund’s 2013 semi-annual report, which covers the period from January 1, 2013 through June 30, 2013.

The SAI for the Funds, dated April 30, 2014, contains additional information about CSIM. A free copy of the SAI is available upon request as described on page 2 of this Prospectus/Proxy Statement.

Kenneth Salinger, CFA, Managing Director and Head of Tax-Exempt Strategies, leads the portfolio management team for Schwab’s national and state-specific tax free bond funds and municipal money market funds. He has also had overall responsibility for all aspects of the management of the Funds since 2008. Prior to joining CSIM in 2008, Mr. Salinger was a senior portfolio manager at Wells Capital Management, working on a team that managed municipal bond assets. He worked at American Century Investments from 1992 to 2006, where he was a vice president and senior portfolio manager, responsible for daily management of a number of national and state specific municipal bond funds. Mr. Salinger has worked in fixed income asset management since 1994.

Kevin Shaughnessy, CFA, Managing Director and Senior Portfolio Manager, is responsible for the day-to-day co-management of the Funds. Prior to joining CSIM in 2000, Mr. Shaughnessy spent four years as a portfolio manager at Wells Capital Management, where he was responsible for managing the firm’s California municipal money fund assets, as well as short duration private client assets.

Cameron Ullyatt, CFA, Managing Director and Senior Portfolio Manager, is responsible for the day-to-day co-management of the Funds. Prior to joining CSIM in 2008, Mr. Ullyatt was a vice president and portfolio manager at Oppenheimer Funds, where he was responsible for managing the firm’s municipal money fund assets. From 1999 to 2006, Mr. Ullyatt also worked as a credit analyst in Oppenheimer Funds’ municipal bond and money market departments.

D.	Other Service Providers

The Funds’ other service providers are the same. These entities are listed below.

Charles Schwab Investment Management, Inc. 211 Main Street San Francisco, CA 94105	Administrator

Boston Financial Data Services, Inc. 2000 Crown Colony Drive Quincy, Massachusetts 02169	Transfer and Shareholder Service Agent

State Street Bank and Trust Company One Lincoln Street Boston, Massachusetts 02111	Custodian and Fund Accountant

Charles Schwab & Co., Inc. 211 Main Street San Francisco, California 94105	Distributor

E.	Shareholder Information

In this section, you will find information on buying, selling and exchanging shares of the Acquired Fund and the Surviving Fund. You may invest in a Fund through an intermediary by placing orders through your brokerage account at Charles Schwab & Co., Inc. (Schwab) or an account with another broker/dealer, investment adviser, 401(k) plan, employee benefit plan, administrator, bank, or other financial intermediary (intermediary) that is authorized to accept orders on behalf of the fund (intermediary orders). Eligible Investors (as defined herein) may invest directly in a Fund by placing orders through the Fund’s transfer agent (direct orders). You also will see how to choose a distribution option for your investment. Helpful information on taxes is included as well.

On June 4, 2014 (the “Closing Date”), the Acquired Fund closed to new and existing investors. Existing shareholders (including participants in 401(k) plans) as of the Closing Date may continue to receive dividends and/or distributions in the form of additional shares of the Acquired Fund and shareholders of other funds of the Trust will not be permitted to exchange any of their shares for shares of the Acquired Fund.

Investing through a financial intermediary

Placing orders through your intermediary

When you place orders through Schwab or other intermediaries, you are not placing your orders directly with a Fund, and you must follow Schwab’s or the other intermediary’s transaction procedures. Your intermediary may impose different or additional conditions than the Fund on purchases, redemptions and exchanges of Fund shares. These differences may include initial, subsequent and maintenance investment requirements, exchange policies, Fund choices, cut-off times for investment and trading restrictions. Your intermediary may independently establish and charge its customers transaction fees, account fees and other fees in addition to the fees charged by the Fund. These additional fees may vary over time and would increase the cost of your investment and lower investment returns. You should consult your intermediary directly for information regarding these conditions and fees. The Fund is not responsible for the failure of your intermediary to carry out its responsibilities.

Only certain intermediaries are authorized to accept orders on behalf of a Fund. If your Fund shares are no longer held by an authorized intermediary, the Fund may impose restrictions on your ability to manage or maintain your shares. For example, you will not be able to place orders to purchase additional shares. To remove these restrictions, you have two options. First, you may move your shares to Schwab or another intermediary that is authorized to accept Fund orders. Second, you may maintain a direct account with the Fund if you meet the eligibility requirements for placing direct orders and your completed account application and supporting documentation is returned to and accepted by the Fund’s transfer agent, Boston Financial Data Services (“transfer agent”). The eligibility requirements and instructions for submitting an account application are set forth in the “Investing directly with the Funds” section below. If you do not exercise one of these options within ninety days, the Fund reserves the right to redeem your shares.

Buying, selling and exchanging shares through an intermediary

To purchase, redeem or exchange shares held in your Schwab account or in your account at another intermediary, you must place your orders with the intermediary that holds your shares. You may not purchase, redeem or exchange shares held in your intermediary account directly with a Fund.

When selling or exchanging shares, you should be aware of the following Fund policies:

•	The Fund may take up to seven days to pay sale proceeds.

•

The Fund reserves the right to honor redemptions in liquid portfolio securities instead of cash when your redemptions over a 90-day period exceed $250,000 or 1% of the Fund’s assets, whichever is less. You may incur transaction expenses in converting these securities to cash.

•

Exchange orders are limited to other Schwab Funds® or Laudus MarketMasters Funds® that are not Sweep Investments® and must meet the minimum investment and other requirements for the Fund and share class into which you are exchanging.

•	You should read the prospectus for the Fund into which you are exchanging prior to placing your order.

Investing directly with the Funds

Investor eligibility requirements for placing direct orders

Only Eligible Investors (as defined below) may purchase shares directly from a Fund’s transfer agent. Eligible Investors include, but are not limited to, qualified and non-qualified employee benefit plans (including but not limited to defined benefit plans, defined contribution plans, and 401(k) plans), foundations and endowments, banks, trusts, investment companies and corporate capital and cash management accounts. Eligible Investors may also be shareholders who receive shares of a Schwab Fund as a result of a reorganization. The Funds reserve the right to determine which potential investors qualify as Eligible Investors. Shares held by a non-Eligible Investor directly with a Fund are subject to involuntary redemption by the Fund.

Opening an account to place direct orders

You must satisfy the investor eligibility requirements for direct order clients in order to place direct orders for a Fund’s shares. Eligible Investors must open an account with the Fund through the Fund’s transfer agent prior to placing direct orders. You may obtain an account application by calling the transfer agent at 1-800-407-0256. Your completed application and supporting documents must be returned to, and accepted by, the transfer agent before you can place direct orders. You cannot place direct orders through your Schwab account or through your account at another intermediary.

Methods for placing direct orders

The methods for placing direct orders to purchase, redeem or exchange shares of the Funds are described below. With every direct order, you must include your name, your account number, the Fund name and share class (if applicable), and the dollar amount you would like to purchase or redeem. You must authorize the telephone redemption option in the account application (and such authorization must be accepted by the Funds) prior to placing direct orders with the Funds’ transfer agent.

Initial and additional direct purchases by wire

Subject to acceptance by a Fund, you may make your initial purchase and any additional purchases of shares by wiring federal funds to the transfer agent. If you have not yet opened an account with the Fund, you must fax a signed, hard copy of the completed account application and all supporting documents to the transfer agent at 1-781-796-2938. You must call the transfer agent at 1-800-407-0256 prior to the close of the Fund (generally 4:00 p.m. Eastern time or the close of the New York Stock Exchange (NYSE), whichever is earlier) to place your order and to receive wire instructions. Orders received by the transfer agent in good order on or prior to the close of the Fund will be processed at the net asset value per share of the Fund for that day. Your wired funds must be received and accepted by the transfer agent prior to 6:00 p.m. Eastern time or the deadline for the Fedwire Funds Service for initiating third party transfers, whichever is earlier, on the day your purchase order is placed. Please call the transfer agent at 1-800-407-0256 if you have any questions or need additional information.

Initial and additional direct purchases by mail

Subject to acceptance by a Fund, you may open an account and make your initial purchase and any additional purchases of the Fund’s shares by mail. To open an account by mail, complete and sign the account application and mail the account application, all supporting documents and a check for the desired purchase amount to the transfer agent at Boston Financial Data Services, Attn: Schwab Funds, PO Box 8283, Boston, MA 02266-8323. Additional investments may be made at any time by mailing a check (payable to Schwab Funds) to the transfer agent at the address above. Be sure to include your account number on your check.

Subject to acceptance by a Fund, payment for the purchase of shares received by mail will be credited to a shareholder’s account at the net asset value per share of the Fund next determined after receipt, even though the check may not yet have been converted into federal funds. For purposes of calculating the purchase price of Fund shares, a purchase order is received by the Fund on the day that it is in good order unless it is rejected by the Fund’s transfer agent. For a cash purchase order of Fund shares to be in good order on a particular day, a check must be received on or before the close of the Fund (generally 4:00 p.m. Eastern time or the close of the NYSE, whichever is earlier) on that day. If the payment is received by the Fund after the deadline, the purchase price of Fund shares will be based upon the next determination of net asset value of Fund shares. No currency, third party checks, foreign checks, starter checks, credit card checks, traveler’s checks or money orders will be accepted by the Fund.

Direct redemptions and exchanges

When selling or exchanging shares directly, you should be aware of the following Fund policies:

•	The Fund may take up to seven days to pay sale proceeds.

•

The Fund reserves the right to honor redemptions in liquid portfolio securities instead of cash when your redemptions over a 90-day period exceed $250,000 or 1% of the Fund’s assets, whichever is less. You may incur transaction expenses in converting these securities to cash.

•

Exchange orders are limited to other Schwab Funds® or Laudus MarketMasters Funds® that are not Sweep Investments® and must meet the minimum investment and other requirements for the Fund and share class into which you are exchanging.

•	If you are selling shares that were recently purchased by check, the proceeds may be delayed until the check for purchase clears; this may take up to 15 days from the date of purchase.

•	You should read the prospectus for the Fund into which you are exchanging prior to placing your order.

Direct redemptions by telephone

If you authorized the telephone redemption option in the account application, you may place a redemption order by calling the transfer agent at 1-800-407-0256 and requesting that the redemption proceeds be wired per the authorized instructions in the account application or mailed to the primary registration address. Your redemption order will be processed at the net asset value per share of the Fund next determined after receipt of your telephone redemption order by the transfer agent. Please note that the transfer agent may only act on telephone instructions believed by the transfer agent to be genuine. The transfer agent’s records of such instructions are binding on the shareholder. The Fund and its service providers (including the transfer agent, Schwab and CSIM) are not responsible for any losses or costs that may arise from following telephone instructions that the transfer agent reasonably believes to be genuine. The transfer agent will employ reasonable procedures to confirm that instructions communicated are genuine. These procedures include tape recording of telephone instructions and requiring some form of personal identification prior to acting upon instructions received by telephone.

Direct redemptions by mail

You may redeem your Fund shares by mail by sending a request letter to the Fund’s transfer agent at Boston Financial Data Services, Attn: Schwab Funds, PO Box 8283, Boston, MA 02266-8323. Your redemption request will be processed by the Fund at the net asset value per share of the Fund next determined after the request is received in good order. To be in good order, the redemption request must include the name of the Fund and the number of shares or the dollar amount to be redeemed, all required signatures and authorizations and any required signature guarantees.

Additional direct redemption information

To protect you, the Fund and its service providers from fraud, signature guarantees may be required to enable the transfer agent to verify the identity of the person who has authorized a redemption from an account. Signature guarantees are required for (1) redemptions where the proceeds are to be sent to someone other than the registered shareholder(s) at the registered address, (2) redemptions if your account address has changed within the last 10 business days, (3) share transfer requests, and (4) redemptions where the proceeds are wired in connection with bank instructions not already on file with the transfer agent. Signature guarantees may be obtained from certain eligible financial institutions, including, but not limited to, the following: U.S. banks, trust companies, credit unions, securities brokers and dealers, savings and loan associations and participants in the Securities and Transfer Association Medallion Program (“STAMP”), the Stock Exchange Medallion Program (“SEMP”) or the New York Stock Exchange Medallion Signature Program (“MSP”). Signature guarantees from non-U.S. banks that do not include a stamp may require a U.S. consulate stamp. You may contact the transfer agent at 1-800-407-0256 for further details.

Direct exchange and conversion privileges

Upon request, and subject to certain limitations, shares of a Fund may be exchanged or converted into shares of any other Schwab Fund or Laudus MarketMasters Fund that is not a Sweep Investment. In order to exchange or convert your shares to another fund or class of shares, you must meet the minimum investment and other requirements for the Fund and share class into which you are exchanging or converting. Further, you must obtain and read the prospectus for the Fund into which you are exchanging or converting prior to placing your order. A new account opened by exchange or conversion must be established with the same name(s), address(es) and tax identification number(s) as the existing account. All exchanges and conversions will be made based on the respective net asset values next determined following receipt of the request by a Fund containing the information indicated below.

The Funds reserve the right to suspend or terminate the privilege of exchanging or converting shares of the Funds by mail or by telephone at any time.

Direct exchanges and conversions by telephone

If you authorized the telephone redemption option in the account application, you may exchange or convert Fund shares by telephone by calling the funds’ transfer agent at 1-800-407-0256. Please be prepared to provide the following information: (a) the account number, tax identification number and account registration; (b) the class of shares to be exchanged or converted; (c) the name of the fund from which and the Fund into which the exchange or conversion is to be made; and (d) the dollar or share amount to be exchanged or converted. Please note that the transfer agent may act only on telephone instructions believed by the transfer agent to be genuine. Please see the section entitled “Direct redemptions by telephone” for more information regarding transacting with the Funds’ transfer agent via telephone.

Direct exchanges and conversions by mail

To exchange or convert Fund shares by mail, simply send a letter of instruction to the Funds’ transfer agent at Boston Financial Data Services, Attn: Schwab Funds, PO Box 8283, Boston, MA 02266-8323. The letter of instruction must include: (a) your account number; (b) the class of shares to be exchanged or converted; (c) the Fund from and the Fund into which the exchange or conversion is to be made; (d) the dollar or share amount to be exchanged or converted; and (e) the signatures of all registered owners or authorized parties.

Share price

The Funds are open for business each day that the New York Stock Exchange (NYSE) is open except when the following federal holidays are observed: Columbus Day and Veterans Day. The Funds calculate their share prices each business day, as of the close of the NYSE (generally 4 p.m. Eastern time). A Fund’s share price is its net asset value per share, or NAV, which is the Fund’s net assets divided by the number of its shares outstanding. The Funds seek to maintain a stable NAV of $1.00.

Orders that are received in good order are executed at the next NAV to be calculated. Orders to buy shares that are accepted no later than the close of a Fund (generally 4 p.m. Eastern time) generally will receive the next business day’s dividend. Orders to sell or exchange shares that are accepted and executed no later than the close of a fund on a given day generally will receive that day’s dividend.

The Funds value their investment holdings on the basis of amortized cost (cost plus any discount, or minus any premium, accrued since purchase). Most money market funds use this method to calculate NAV.

Additional policies affecting your investment

Minimum initial investment: $25,000 ($15,000 for IRA and custodial accounts)

Minimum additional investments: $500

Minimum balance: $20,000 ($15,000 for IRA and custodial accounts)

These minimums may be waived for certain retirement plans and plan participants, and for certain investment programs, or in a Fund’s sole discretion. In addition, a Fund, in its sole discretion, may permit an investor to aggregate accounts to meet the minimum investment amounts or to meet the minimum investment amounts over a reasonable period of time.

Choose an option for Fund distributions

If you are an Eligible Investor placing direct orders with the Fund, you will have one of the two options described below for Fund distributions. If you don’t indicate a choice, you will receive the first option. If you are placing orders through an intermediary, you will select from the options for Fund distributions provided by your intermediary, which may be different than those provided by the Funds to Eligible Investors. You should consult with your financial intermediary to discuss available options.

Option	Feature
Reinvestment	All dividends and capital gain distributions are invested automatically in shares of your Fund.

Cash	You receive payment for all dividends and capital gain distributions.

Each Fund reserves certain rights, including the following:

•	To automatically redeem your shares upon 60 days written notice if the value of your investment in a Fund falls below the stated minimum balance requirement for the Fund or share class, as applicable.

•	To materially modify or terminate the exchange privilege upon 60 days’ written notice to shareholders.

•	To change or waive a Fund’s investment minimums.

•

To suspend the right to sell shares back to a Fund, and delay sending proceeds, during times when trading on the NYSE is restricted or halted, or otherwise as permitted by the SEC, such as to facilitate an orderly liquidation of a Fund.

•	To withdraw or suspend any part of the offering made by this prospectus.

Payments by the investment adviser or its affiliates

The investment adviser or its affiliates may make cash payments out of their own resources, or provide products and services at a discount, to certain brokerage firms, banks, retirement plan service providers and other financial intermediaries that perform shareholder, recordkeeping, sub-accounting and other administrative services in connection with investments in Fund shares. These payments or discounts are separate from, and may be in addition to, any shareholder service fees or other administrative fees the Funds may pay to those intermediaries. The investment adviser or its affiliates may also make cash payments out of their own resources, or provide products and services at a discount, to certain financial intermediaries that perform distribution, marketing, promotional or other distribution-related services. The payments or discounts described by this paragraph may be substantial; however, distribution-related services provided by such intermediaries are paid by the investment adviser or its affiliates, not by the Fund or its shareholders.

Shareholder servicing and sweep administration plan

The Board of Trustees has adopted a Shareholder Servicing and Sweep Administration Plan (the “Plan”) on behalf of the Funds. The Plan enables each Fund to bear expenses relating to the provision by service providers, including Schwab, of certain account maintenance, customer liaison and shareholder services to the current shareholders of the Funds. Schwab serves as the Funds’ paying agent under the Plan for making payments of the shareholder service fee due to the service providers (other than Schwab) under the Plan. All shareholder service fees paid by the Funds to Schwab in its capacity as the Funds’ paying agent will be passed through to the service providers, and Schwab will not retain any portion of such fees. Pursuant to the Plan, each Fund is subject to an annual shareholder servicing fee of up to 0.22%. The shareholder servicing fee paid to a particular service provider is made pursuant to its written agreement with Schwab (or, in the case of payments made to Schwab, pursuant to Schwab’s written agreement with the Funds). Payments under the Plan are made as described above regardless of Schwab’s or the service provider’s actual cost of providing the services. If the cost of providing the services under the Plan is less than the payments received, the unexpended portion of the fees may be retained as profit by Schwab or the service provider.

Policy regarding short-term or excessive trading

The Funds’ Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares. However, the Funds are money market funds and seek to provide shareholders current income, liquidity and a stable net asset value of $1.00 per share. In addition, the Funds are designed to serve as a short-term cash equivalent investment for shareholders and, therefore, expect shareholders to engage in frequent purchases and redemptions. Because of the inherently liquid nature of the Funds’ investments, and money market instruments in general, and the Funds’ intended purpose to serve as a short-term investment vehicle for shareholders, these Funds do not monitor or limit shareholder purchases and redemptions of Fund shares. However, the Funds’ policies and procedures do provide each Fund with the right to reject any purchase or exchange orders by any investor for any reason, including orders which appear to be associated with market timing activities.

Large shareholder redemptions

Certain accounts or Schwab affiliates may from time to time own (beneficially or of record) or control a significant percentage of a Fund’s shares. Redemptions by these shareholders of their holdings in a Fund may impact a Fund’s liquidity and NAV. These redemptions may also force a Fund to sell securities, which may negatively impact a Fund’s brokerage costs.

Customer identification and verification and anti-money laundering program

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open your account, you will have to provide your name, address, date of birth, identification number and other information that will allow the Funds or your financial intermediary to identify you. This information is subject to verification to ensure the identity of all persons opening an account.

The Funds or your financial intermediary are required by law to reject your new account application if the required identifying information is not provided. A Fund or your financial intermediary may contact you in an attempt to collect any missing information required on the application, and your application may be rejected if it is unable to obtain this information. In certain instances, Schwab is required to collect documents, which will be used solely to establish and verify your identity.

The Funds will accept investments and your order will be processed at the NAV next determined after receipt of your application in proper form (or upon receipt of all identifying information required on the application). The Funds, however, reserve the right to close and/or liquidate your account at the then-current day’s price if the Funds or your financial intermediary are unable to verify your identity. As a result, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax consequences.

Customer identification and verification is part of the Funds’ overall obligation to deter money laundering under Federal law. The Funds have adopted an Anti-Money Laundering Compliance Program designed to prevent the Funds from being used for money laundering or the financing of terrorist activities. In this regard, the Funds reserve the right to (i) refuse, cancel or rescind any purchase or exchange order; (ii) freeze any account and/or suspend account services; or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Funds or in cases when a Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Funds are required to withhold such proceeds.

Distributions and taxes

Any investment in the Funds typically involves several tax considerations. The information below is meant as a general summary for U.S. citizens and residents. Please see the Funds’ SAI for additional information. Because each person’s tax situation is different, you should consult your tax advisor about the tax implications of your investment in a Fund. You also can visit the Internal Revenue Service web site at www.irs.gov.

As a shareholder, you are entitled to your share of the dividends your Fund earns. Each Fund distributes to its shareholders substantially all of its net investment income. Each Fund declares a dividend every business day, based on its determination of its net investment income. The Funds pay their dividends on the 15th of every month (or next business day if the 15th is not a business day), except that in December dividends are paid on the last business day of the month. If your daily dividend is less than $0.01, you may not receive a dividend payment. Although the Funds do not typically intend to distribute any capital gains, they have done so in the past and it cannot be guaranteed by the Funds that they will not make any capital gains distributions for any given year.

Dividends from the state-specific funds typically are exempt from federal and the respective state’s income taxes. Taxable income dividends generally are taxable in the tax year in which they are declared, whether you reinvest them or take them in cash. Each Fund may invest a portion of its assets in securities that generate income that is not exempt from federal or state income tax. The sale or exchange of your Fund shares may have tax consequences to you if you do not hold your shares in a tax-advantaged account, but no capital gain or loss to a shareholder is anticipated because the Funds seek to maintain a stable $1.00 share price.

While interest from municipal securities generally is exempt from federal income tax, some securities in which certain of the Funds may invest produce income that is subject to the federal alternative minimum tax (AMT). To the extent that a Fund invests in these securities, shareholders who are subject to the AMT may have to pay this tax on some or all dividends received from that Fund. Any Fund’s defensive investments in taxable securities and securities whose interest is subject to the AMT could generate taxable income.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount.

A Fund may be required to withhold U.S. federal income tax on all taxable distributions payable to shareholders if they fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or if they have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against a shareholder’s U.S. federal income tax liability.

Foreign shareholders may be subject to different U.S. federal income tax treatment, including withholding tax at the rate of 30% (unless a lower treaty rate applies) on amounts treated as taxable ordinary dividends from the Fund. Furthermore, effective July 1, 2014, the Funds will be required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends and effective January 1, 2017, redemption proceeds and certain capital gain dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the Funds to enable the Funds to determine whether withholding is required.

At the beginning of every year, the Funds provide shareholders with information detailing the tax status of any dividend a Fund declared during the previous calendar year. Schwab customers also receive information on dividends and transactions in their monthly account statements.

F.	Distribution Arrangement

Pursuant to the Amended and Restated Distribution Agreement between Schwab and the Trust, on behalf of each Fund, Schwab is the principal underwriter for shares of the Funds and is the Trust’s agent for the purpose of the continuous offering of the Funds’ shares. The Funds pay for prospectuses and shareholder reports to be prepared and delivered to existing shareholders. Schwab pays such costs when the described materials are used in connection with the offering of shares to prospective investors and for supplemental sales literature and advertising. Schwab receives no fee under the distribution agreement.

Additional information about distribution arrangement of the Funds is contained in the Funds’ SAI. A free copy of the SAI is available upon request as described on page 2 of this Prospectus/Proxy Statement.

V. FINANCIAL HIGHLIGHTS

The financial highlights tables that follow are intended to help you understand each Fund’s financial performance for the periods shown. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the particular Fund (assuming reinvestment of all dividends and distributions). The information for the past five years has been audited by PricewaterhouseCoopers LLP, the Funds’ independent registered public accounting firm, whose reports, along with the Funds’ financial statements, are included in the Funds’ Annual Report to their Shareholders for the fiscal year ended December 31, 2013. A free copy of the Annual Report is available upon request as described on page 2 of this Prospectus/Proxy Statement.

Schwab California AMT Tax-Free Money Fund™

	1/1/13– 12/31/13		1/1/12– 12/31/12		1/1/11– 12/31/11		1/1/10– 12/31/10		1/1/09– 12/31/09
Per-Share Data ($)
Net asset value at beginning of period	1.00		1.00		1.00		1.00		1.00

Income (loss) from investment operations:
Net investment income (loss)	0.00	(1)	0.00	(1)	0.00	(1)	0.00	(1)	0.00	(1)
Net realized and unrealized gains (losses)	0.00	(1)	0.00	(1)	0.00	(1)	0.00	(1)	0.00	(1)

Total from investment operations	0.00	(1)	0.00	(1)	0.00	(1)	0.00	(1)	0.00	(1)
Less distributions:
Distributions from net investment income	(0.00	)(1)	(0.00	)(1)	(0.00	)(1)	(0.00	)(1)	(0.00	)(1)
Distributions from net realized gains	(0.00	)(1)	(0.00	)(1)	(0.00	)(1)	(0.00	)(1)	(0.00	)(1)

Total distributions	(0.00	)(1)	(0.00	)(1)	(0.00	)(1)	(0.00	)(1)	(0.00	)(1)

Net asset value at end of period	1.00		1.00		1.00		1.00		1.00

Total return (%)	0.02		0.02		0.04		0.02		0.20

Ratios/Supplemental Data (%)
Ratios to average net assets:
Net operating expenses	0.15	(2)	0.20	(2)	0.28	(2)	0.35	(2)	0.46	(2),(3)
Gross operating expenses	0.70		0.69		0.65		0.63		0.64
Net investment income (loss)	0.01		0.01		0.01		0.01		0.20
Net assets, end of period ($ x 1,000,000)	141		159		179		232		383

(1)	Per-share amount was less than $0.01.
(2)	Reflects the effect of a voluntary yield waiver in excess of the contractual expense limitation.
(3)	The ratio of net operating expenses would have been 0.44% if certain non-routine expenses (participation fees for the Treasury’s Temporary Guarantee Program for Money Market Funds) had not been incurred.

Schwab California Municipal Money Fund™

Value Advantage Shares	1/1/13– 12/31/13		1/1/12– 12/31/12		1/1/11– 12/31/11		1/1/10– 12/31/10		1/1/09– 12/31/09
Per-Share Data ($)
Net asset value at beginning of period	1.00		1.00		1.00		1.00		1.00

Income (loss) from investment operations:
Net investment income (loss)	0.00	(1)	0.00	(1)	0.00	(1)	0.00	(1)	0.00	(1)
Net realized and unrealized gains (losses)	0.00	(1)	0.00	(1)	0.00	(1)	0.00	(1)	0.00	(1)

Total from investment operations	0.00	(1)	0.00	(1)	0.00	(1)	0.00	(1)	0.00	(1)
Less distributions:
Distributions from net investment income	(0.00	)(1)	(0.00	)(1)	(0.00	)(1)	(0.00	)(1)	(0.00	)(1)
Distributions from net realized gains	(0.00	)(1)	(0.00	)(1)	(0.00	)(1)	(0.00	)(1)	(0.00	)(1)

Total distributions	(0.00	)(1)	(0.00	)(1)	(0.00	)(1)	(0.00	)(1)	(0.00	)(1)

Net asset value at end of period	1.00		1.00		1.00		1.00		1.00

Total return (%)	0.01		0.02		0.01		0.02		0.18

Ratios/Supplemental Data (%)
Ratios to average net assets:
Net operating expenses	0.13	(2)	0.19	(2)	0.26	(2)	0.33	(2)	0.47	(2),(3)
Gross operating expenses	0.56		0.56		0.56		0.56		0.59
Net investment income (loss)	0.01		0.01		0.01		0.01		0.20
Net assets, end of period ($ x 1,000,000)	751		853		1,071		1,399		2,213

(1)	Per-share amount was less than $0.01.
(2)	Reflects the effect of a voluntary yield waiver in excess of the contractual expense limitation.
(3)	The ratio of net operating expenses would have been 0.43% if certain non-routine expenses (participation fees for the Treasury’s Temporary Guarantee Program for Money Market Funds) had not been incurred.

VI. VOTING INFORMATION

This section provides information on a number of topics relating to proxy voting and the shareholder meeting.

A.	Record Date

Shareholders of the Acquired Fund as of July 2, 2014, the Record Date, will be entitled to notice of and to vote at the Meeting or any adjournment or postponement thereof.

As of July 2, 2014, the Record Date, the total number of outstanding shares of the Acquired Fund was             . Shareholders are entitled to one vote for each share held, and each fractional share shall be entitled to a proportional fractional vote.

B.	Proxy Solicitation

The Acquired Fund has retained D.F. King & Co., Inc., (the “Proxy Solicitor”) to assist in the solicitation of proxies. The anticipated cost associated with the solicitation of proxies by the Proxy Solicitor is approximately $15,000 plus any reasonable out-of-pocket expenses incurred by the Proxy Solicitor. Proxies may be solicited by mail, electronically, by telephone, fax, in person or by other means, and representatives of the Proxy Solicitor, the Trust, CSIM and Schwab may participate in the solicitation of proxies.

You may vote in several ways, listed below.

•	In person at the Meeting;

•	By mail by returning the attached proxy card(s);

•	Through the Internet by going to the internet site listed on your proxy card(s) and following the on-screen instructions;

•	By touch tone telephone by calling the telephone number listed on your proxy card(s) and following the recorded instructions; or

•

Over the telephone by calling 1-800-290-6424. A representative of the Proxy Solicitor will answer your call. When receiving your instructions by telephone, the Proxy Solicitor representative is required to ask you for your full name and address and to confirm that you have received the Prospectus/Proxy Statement in the mail. If the information you provided matches the information provided to the Proxy Solicitor by the Acquired Fund, the Proxy Solicitor representative will explain the voting process. The Proxy Solicitor is not permitted to recommend to you how to vote, other than to read any recommendation included in the Prospectus/Proxy Statement.

The Proxy Solicitor will record your instructions and transmit them to the official tabulator and send you a letter or mailgram to confirm your vote. That letter will also ask you to call the Proxy Solicitor immediately if the confirmation does not reflect your instruction correctly. You may receive a call from a representative of the Proxy Solicitor, the Trust, CSIM or Schwab if the Proxy Solicitor has not yet received your vote. The Proxy Solicitor may ask you for authority by telephone to permit the Proxy Solicitor to sign a proxy on your behalf. The Proxy Solicitor will record all instructions, in accordance with the procedures set forth above. The Acquired Fund believes those procedures are reasonably designed to determine accurately the shareholder’s identity and voting instructions.

Revoking a Proxy. Shareholders may revoke a proxy at any time up until voting results are announced at the Meeting. You can do this by writing to the Secretary of the Acquired Fund, c/o CSIM Legal, 211 Main Street, San Francisco, California 94105, by voting in person at the Meeting or submitting a later-dated proxy card.

C.	Proxy Solicitation Costs

CSIM has agreed to bear the expenses incurred in connection with the Reorganization, including the costs of the preparation, printing, solicitation, and tabulation of proxies.

D.	Quorum and Required Vote for the Proposal

Quorum. In order to transact business at the Meeting, a “quorum” must be present in person or by proxy at the Meeting. Any lesser number of shares, however, is sufficient for adjournments. The holders of a majority of the Acquired Fund’s shares entitled to vote at the Meeting, present in person or represented by proxy, constitutes a quorum for the transaction of business at the Meeting.

Approval. Shareholders are entitled to one vote for each share held, and each fractional share shall be entitled to a proportional fractional vote. Approval of the Reorganization requires the approval of the holders of a majority of the outstanding voting securities of the Acquired Fund, voting together as a single class, in accordance with the requirements under the 1940 Act, which means the affirmative vote of the lesser of (1) 67% or more of the outstanding voting securities of the Acquired Fund present at the Meeting if more than 50% of the outstanding voting securities of the Acquired Fund are represented at the Meeting in person or by proxy, or (2) more than 50% of the outstanding voting securities of the Acquired Fund.

If the Reorganization is not approved by shareholders, then the Acquired Fund will remain in existence, and the Board of the Acquired Fund will consider what, if any, additional steps to take, including consideration of the possibility of liquidating the Acquired Fund.

A vote of shareholders of the Surviving Fund is not needed to approve the Reorganization.

Tabulation of Votes. Votes cast by proxy or in person at the Meeting will be counted by persons appointed by the Acquired Fund to tabulate such votes. The tabulators will count the total number of votes cast “for” approval of the Reorganization proposal for purposes of determining whether sufficient affirmative votes have been cast. The tabulators will count all shares represented by proxies that reflect abstentions and “broker non-votes” (i.e., proxies representing shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum at the Meeting. Because these shares will be counted as present, but not as voting in favor of the proposal, these shares will have the same effect as if they cast votes against the Reorganization. Pursuant to certain rules promulgated by the New York Stock Exchange, Inc. that govern the voting by such broker-dealers, a broker-dealer holding shares of record for a beneficial owner may not exercise discretionary voting power with respect to certain non-routine matters. It is anticipated that such broker-dealers will not have discretionary authority to vote on the Reorganization. The absence of instructions from the beneficial owner will result in a “broker non-vote” with respect to the Reorganization.

Proxy cards that are properly signed, dated and received at or prior to the Meeting will be voted as specified. If you specify a vote for the proposal, your proxy will be voted as you indicate. If you simply sign, date and return the proxy card, but do not specify a vote for the proposal, your shares will be voted by the proxies “FOR” the Reorganization.

E.	Other Voting Information

Adjournment and Postponement. If a quorum is not present at the Meeting, or in the event that sufficient votes in favor of the Reorganization are not received by the time scheduled for the Meeting, the persons named as proxies may propose one or more adjournments or postponements of the Meeting for a reasonable time after the date set for the original Meeting to permit further solicitation of proxies. In addition, if, in the judgment of the persons named as proxies, subsequent developments make it advisable to defer action on the proposal, the persons named as proxies may propose one or more adjournments or postponements of the Meeting for a reasonable time in order to defer action on the proposal. Any meeting may be adjourned from time to time by a majority of the votes cast upon the question, whether or not a quorum is present at the session of the Meeting to be adjourned, as required by the Trust’s Declaration of Trust and Amended and Restated Bylaws. The persons named as proxies will vote in favor of adjournments those proxies that they are entitled to vote in favor of the Reorganization. They will vote against any such adjournment those proxies required to be voted against the Reorganization and will abstain from voting on adjournment all shares represented by proxies that abstain from voting on the Reorganization and any “broker non-votes”. Therefore, abstentions and “broker non-votes” will have the same effect as a vote “against” adjournment. Any adjournment does not require notice to shareholders other than an announcement at the Meeting being adjourned. The Trust’s Board may postpone the Meeting prior to the Meeting with notice to the shareholders entitled to vote at the Meeting.

Shareholder Proposals. The Trust does not intend to hold meetings of its shareholders except to the extent that such meetings are required under the 1940 Act or state law. Shareholders who wish to submit proposals for inclusion in the proxy statement for a subsequent Trust shareholder meeting should send their written proposals to the Secretary of the Trust, c/o CSIM Legal, 211 Main Street, San Francisco, California 94105 within a reasonable time before such meeting.

Communications with the Board. Shareholders wishing to submit written communications to the Board should send their communications to the Secretary of the Trust at c/o CSIM Legal, 211 Main Street, San Francisco, California 94105. Any such communications received will be reviewed by the Board at its next regularly scheduled meeting.

Other Matters. The Acquired Fund is not aware of any other matters that are expected to arise at the Meeting. If any other matters properly come before the Meeting, however, proxies which do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed proxy card.

Delivery to Shareholders Sharing an Address. Multiple shareholders sharing an address may receive one Prospectus/Proxy Statement unless the Acquired Fund has received contrary instructions from one or more of such shareholders. Upon written or oral request, the Acquired Fund will deliver a separate copy of this Prospectus/Proxy Statement to a shareholder at a shared address to which a single copy of this Prospectus/Proxy Statement was previously delivered. Shareholders sharing an address may request a separate copy of this Prospectus/Proxy Statement or any future annual report or proxy statement or, if you are currently receiving multiple copies of such documents, request delivery of a single copy of annual reports or proxy statements by writing to the Trust at 211 Main Street, San Francisco, California 94105 or by calling (800) 435-4000.

F.	Control Persons and Principal Holders of Securities

Principal Shareholders. The table below sets forth the names, addresses and percentage ownership of those shareholders owning beneficially or of record 5% or more of the outstanding shares of each Fund as of             , 2014. Those persons who beneficially own more than 25% of a Fund may be deemed to control such Fund. As a result, it may not be possible for matters subject to a vote of a majority of the outstanding voting securities of such Fund to be approved without the affirmative vote of such shareholder, and it may be possible for such matters to be approved by such shareholder without the affirmative vote of any other shareholder.

As of December 31, 2013, the net assets of the Acquired Fund were $141,410,740, and the total number of outstanding shares was 141,358,332. As of December 31, 2013, the net assets of the Surviving Fund were $751,199,552, and the total number of outstanding shares was 751,093,880.

As of             , 2014, the following shareholders owned, of record, or to the knowledge of the Funds, beneficially, 5% or more of the outstanding shares of the Funds.

Acquired Fund	Name and address	Percentage of Outstanding Shares Owned	Nature of Ownership

Surviving Fund	Name and address	Percentage of Outstanding Shares Owned	Nature of Ownership

On the basis of the share holdings information presented above, the following persons will own the following percentage of the outstanding shares of the Surviving Fund upon consummation of the Reorganization. This table assumes that the value of the shareholder’s interest in a Fund on the date of the consummation of the Reorganization is the same as on             , 2014.

Surviving Fund	Name and address	Percentage of Outstanding Shares Owned	Nature of Ownership

Control Persons. As of                     , 2014, CSIM and its affiliates held of record approximately [    ]% of the outstanding shares of the Acquired Fund, as agent or custodian for their customers, but did not own such shares beneficially because they did not have voting or investment discretion with respect to such shares.

As of             , 2014, CSIM and its affiliates held of record approximately [    ]% of the outstanding shares of the Surviving Fund, as agent or custodian for their customers, but did not own such shares beneficially because they did not have voting or investment discretion with respect to such shares.

As             , 2014, the Trustees and officers as a group owned less than 1% of the outstanding shares of each of the Acquired Fund and of the Surviving Fund, and less than 1% of the outstanding shares of all funds of the Trust in the aggregate.

VII. INFORMATION AVAILABLE THROUGH THE SEC

This Prospectus/Proxy Statement and the related Statement of Additional Information do not contain all the information set forth in the registration statements, the exhibits relating thereto, and the annual and semi-annual reports filed by the Funds as such documents have been filed with the SEC pursuant to the requirements of the Securities Act of 1933, as amended, and the 1940 Act, to which reference is hereby made. The SEC file number of the Trust’s registration statement, which contains each Fund’s statutory prospectus and related SAI, is 811-07704.

Each Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act and in accordance therewith, each Fund files reports and other information with the SEC. Reports, proxy material, registration statements, and other information filed by the Funds (including the Registration Statement relating to the Funds on Form N-14 of which this Prospectus/Proxy Statement is a part) may be inspected without charge and copied at the public reference facilities maintained by the SEC at 100 F Street, N.E., Washington, DC 20549-1520 or 44 Montgomery Street, Suite 2600, San Francisco, CA 94104-4716. Copies of such material may also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, DC, 20549, at the prescribed rates. The SEC maintains a website at www.sec.gov that contains information regarding the Funds and other registrants that file electronically.

APPENDIX

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this     th day of             , 2014, by and between The Charles Schwab Family of Funds, a Massachusetts business trust (the “Trust”), on behalf of its Schwab California AMT Tax-Free Money Fund (the “Acquired Fund”), and the Trust, on behalf of its Schwab California Municipal Money Fund (the “Surviving Fund” and, together with the Acquired Fund, the “Funds”). Charles Schwab Investment Management, Inc. (“CSIM”) joins this Agreement solely for purposes of Section 15(b). Except for the Acquired Fund and Surviving Fund, no other series of the Trust are parties to this Agreement. The Trust has its principal place of business at 211 Main Street, San Francisco, CA, 94105.

WHEREAS, the Trust was established on October 20, 1989 under the laws of the Commonwealth of Massachusetts as a business trust under a Declaration of Trust, as amended and restated from time to time, and the Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Acquired Fund and the Surviving Fund are each a separate investment series of the Trust and the Acquired Fund owns securities that generally are assets of the character in which the Surviving Fund is permitted to invest;

WHEREAS, each of the Acquired Fund and the Surviving Fund is authorized to issue its shares of beneficial interest;

WHEREAS, the Funds intend this Agreement to be, and adopt it as, a plan of reorganization within the meaning of the regulations under Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”); and

WHEREAS, the Trustees of the Trust, including a majority of Trustees that are not “interested persons,” as such term is defined in section 2(a)(19) of the 1940 Act, of the Trust have determined that the transactions contemplated herein are in the best interests of the Funds and that the interests of the Funds’ respective existing shareholders will not be diluted as a result.

NOW, THEREFORE, in consideration of the mutual promises herein contained and intending to be legally bound hereby, the parties hereto hereby agree to effect the transfer of all of the assets of the Acquired Fund solely in exchange for the assumption by the Surviving Fund of all of the liabilities of the Acquired Fund and Value Advantage Shares of the Surviving Fund (“Surviving Fund Shares”) followed by the distribution, at the Closing Date (as defined in Section 14 of this Agreement), of such Surviving Fund Shares to the holders of Value Advantage Shares of the Acquired Fund (“Acquired Fund Shares”) on the terms and conditions hereinafter set forth in liquidation of the Acquired Fund. The parties hereto hereby covenant and agree as follows:

1.     Plan of Reorganization. At the Closing Date, the Acquired Fund shall assign, deliver and otherwise transfer all of its assets and good and marketable title thereto, and assign all of the liabilities as are set forth in a statement of assets and liabilities, to be prepared as of the Valuation Time (as defined in Section 6 of this Agreement) (the “Statement of Assets and Liabilities”), to the Surviving Fund, free and clear of all liens, encumbrances and adverse claims except as provided in this Agreement, and the Surviving Fund shall acquire all assets, and shall assume all liabilities of the Acquired Fund, and the Surviving Fund shall deliver to the Acquired Fund a number of Surviving Fund Shares (both full and fractional) equivalent in value to the Acquired Fund Shares outstanding immediately prior to the Closing Date. Shareholders of record of the Acquired Fund at the Closing Date shall be credited with full and fractional shares of the Surviving Fund. The assets and liabilities of the Acquired Fund shall be exclusively assigned to and assumed by the Surviving Fund. All debts, liabilities, obligations and duties of the Acquired Fund, to the extent that they exist at or after the Closing Date, shall after the Closing Date attach to the Surviving Fund and may be enforced against the Surviving Fund to the same extent as if the same had been incurred by the Surviving Fund. The events outlined in this Section 1 are referred to herein collectively as the “Reorganization.”

2.	Transfer of Assets.

(a) The assets of the Acquired Fund to be acquired by the Surviving Fund and allocated thereto shall include, without limitation, all cash, cash equivalents, securities, receivables (including interest and dividends receivable) as set forth in the Statement of Assets and Liabilities, as well as any claims or rights of action or rights to register shares under applicable securities laws, any books or records of the Acquired Fund and other property owned by the Acquired Fund at the Closing Date.

(b) The Surviving Fund will, within a reasonable time prior to the Closing Date, furnish the Acquired Fund with a list of the securities, if any, on the Acquired Fund’s list referred to in the second sentence of this paragraph that do not conform to the Surviving Fund’s investment objectives, policies, and restrictions. The Acquired Fund will, within a reasonable period of time (not less than 30 days) prior to the Closing Date, furnish the Surviving Fund with a list of its portfolio securities and other investments. In the event that the Acquired Fund holds any investments that the Surviving Fund may not hold, the Acquired Fund, if requested by the Surviving Fund, will dispose of such securities prior to the Closing Date. In addition, if it is determined that the Acquired Fund and the Surviving Fund portfolios, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Surviving Fund with respect to such investments, the Acquired Fund, if requested by the Surviving Fund, will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date. Notwithstanding the foregoing, nothing herein will require the Acquired Fund to dispose of any investments or securities if, in the reasonable judgment of the Acquired Fund, such disposition would either violate the Acquired Fund’s fiduciary duty to its shareholders or adversely affect the tax-free nature of the Reorganization.

(c) The Acquired Fund shall direct State Street Bank and Trust Company, as custodian for the Acquired Fund (the “Custodian”), to deliver, at or prior to the Closing Date, a certificate of an authorized officer stating that: (i) assets have been delivered in proper form to the Surviving Fund at the Closing Date, and (ii) all necessary taxes in connection with the delivery of the assets, including all applicable foreign, federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Fund’s portfolio securities represented by a certificate or other written instrument shall be transferred and delivered by the Acquired Fund as of the Closing Date for the account of the Surviving Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Custodian shall deliver prior to or as of the Closing Date by book entry, in accordance with the customary practices of any securities depository, as defined in Rule 17f-4 under the 1940 Act, in which the Acquired Fund’s assets are deposited, the Acquired Fund’s assets deposited with such depositories. The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of federal funds prior to or as of the Closing Date.

(d) The Acquired Fund shall direct Boston Financial Data Services, Inc. (the “Transfer Agent”), on behalf of the Acquired Fund, to deliver prior to or as of the Closing Date a certificate of an authorized officer stating that its records contain the names and addresses of the holders of the Acquired Fund Shares and the number and percentage ownership of outstanding shares owned by each shareholder immediately prior to the Closing Date. The Surviving Fund shall issue and deliver a confirmation evidencing the Surviving Fund Shares to be credited at the Closing Date to the Secretary of the Acquired Fund, or provide evidence that the Surviving Fund Shares have been credited to the Acquired Fund’s account on the books of the Surviving Fund. No later than the Closing Date, each party shall deliver to the other such bill of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

3.	Calculations.

(a) The number of full and fractional shares of the Surviving Fund to be issued in exchange for the Acquired Fund’s assets pursuant to Section 1 hereof shall be determined by multiplying the outstanding shares of the Acquired Fund by the ratio computed by dividing the net asset value per share of the Acquired Fund by the net asset value per share of the Surviving Fund at the Valuation Time, determined in accordance with Section 3(b). Shareholders of record of the Acquired Fund at the Closing Date shall be credited with full and fractional shares of the Surviving Fund.

(b) The net asset value per share of the Surviving Fund Shares shall be the net asset value per share computed as of the time at which the Surviving Fund’s net asset value is calculated at the Valuation Time, in accordance with the valuation and Rule 2a-7 policies and procedures each as adopted by the Trust as described in the then current prospectus and statement of additional information of the Funds under the Securities Act of 1933 (the “1933 Act”).

4.     Final Distribution. On or as soon as practicable prior to the Closing Date, the Acquired Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed all of its investment company taxable income (computed without regard to any deduction for dividends paid), realized net capital gain and net tax-exempt interest income for the current taxable year through the Closing Date.

5.	Valuation of Assets.

(a) The value of the assets of the Acquired Fund shall be the value of such assets computed as of the time at which the Acquired Fund’s net asset value is calculated at the Valuation Time. The net asset value of the assets of the Acquired Fund to be transferred to the Surviving Fund shall be computed by the Acquired Fund. In determining the value of the securities transferred by the Acquired Fund to the Surviving Fund, each security shall be priced in accordance with the valuation and Rule 2a-7 policies and procedures each as adopted by the Trust as described in the then current prospectus and statement of additional information of the Funds under the 1933 Act. For such purposes, price quotations and the security characteristics relating to establishing such quotations shall be determined by the Acquired Fund, provided that such determination shall be subject to the approval of the Surviving Fund. The Acquired Fund currently values its investment holdings on the basis of amortized cost (cost plus any discount, or minus any premium, accrued since purchase). The Acquired Fund and the Surviving Fund agree to use all commercially reasonable efforts to resolve, prior to the Valuation Time, any material pricing differences.

(b) Any provision in this Agreement to the contrary notwithstanding, if the difference between (i) the net asset value per share of either Fund computed using available market quotations and (ii) the amortized cost price per share of that Fund equals or exceeds $0.0025 at the Valuation Time, then the Closing Date shall be postponed until such time as the per share difference is less than $0.0025.

6.     Valuation Time. The valuation time shall be 4:00 p.m., Eastern Time, on             , 2014, or such earlier or later date and time as may be mutually agreed in writing by an authorized officer of the Funds (the “Valuation Time”). Notwithstanding anything herein to the contrary, in the event that at the Valuation Time, (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on such exchange or elsewhere shall be disrupted so that, in the judgment of the Trust, accurate appraisal of the value of the net assets of the Acquired Fund is impracticable, the Valuation Time shall be postponed until the first business day after the day when trading shall have been fully resumed without restriction or disruption, reporting shall have been restored and accurate appraisal of the value of the net assets of the Acquired Fund is practicable.

7.     Liquidation of the Acquired Fund and Cancellation of Shares. At the Closing Date, the Acquired Fund will liquidate and the Surviving Fund Shares (both full and fractional) received by the Acquired Fund will be distributed to the shareholders of record of the Acquired Fund as of the Closing Date in exchange for their Acquired Fund Shares and in complete liquidation of the Acquired Fund. Such liquidation and distribution will be accompanied by the establishment of an open account on the share records of the Surviving Fund in the name of each shareholder of the Acquired Fund that represents the respective number of Surviving Fund Shares due such shareholder. All of the issued and outstanding shares of the Acquired Fund shall be cancelled on the books of the Trust at the Closing Date and shall thereafter represent only the right to receive Surviving Fund Shares. The Acquired Fund’s transfer books shall be closed permanently. The Trust also shall take any and all other steps as shall be necessary and proper to effect a complete termination of the Acquired Fund.

8.     Representations and Warranties of the Surviving Fund. The Surviving Fund represents and warrants to the Acquired Fund as follows:

(a) The Surviving Fund has been duly established as a separate investment series of the Trust, which is a business trust duly organized and validly existing under the Commonwealth of Massachusetts.

(b) The Trust is registered as an investment company classified as a management company of the open-end type, and its registration with the Securities and Exchange Commission (the “Commission”) as an investment company under the 1940 Act is in full force and effect.

(c) The authorized capital of the Trust consists of an unlimited number of shares of beneficial interest. The shares of the Surviving Fund have been duly established and represent a fractional undivided interest in the Surviving Fund. The issued and outstanding shares of the Surviving Fund are duly authorized, validly issued, fully paid and nonassessable. There are no outstanding options, warrants or other rights of any kind to acquire from the Trust any shares or equity interests of the Surviving Fund or securities convertible into or exchangeable for, or which otherwise confer on the holder thereof any right to acquire, any such additional shares, nor is the Trust committed to issue any share appreciation or similar rights or options, warrants, rights or securities in connection with the Surviving Fund. The Surviving Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund’s shareholders, pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized and, when so issued and delivered, will be duly and validly issued Surviving Fund Shares, and will be fully paid and nonassessable.

(d) The execution, delivery and performance of this Agreement by the Trust, on behalf of the Surviving Fund, and the consummation of the transactions contemplated herein have been duly and validly authorized by the Trust’s Board of Trustees and no other proceedings by the Surviving Fund are necessary to authorize this Agreement and the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by the Trust, on behalf of the Surviving Fund, and assuming due authorization, execution and delivery by the Trust, on behalf of the Acquired Fund, is a legal, valid and binding obligation of the Trust, as it relates to the Surviving Fund, enforceable in accordance with its terms subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles. The Surviving Fund is not a party to or obligated under any charter, by-law, indenture or contract provision or any other commitment or obligation, or subject to any order or decree, which would be violated by its executing and carrying out this Agreement.

(e) The audited financial statements of the Surviving Fund as of December 31, 2013 are in accordance with generally accepted accounting principles consistently applied, and such statements (copies of which have been furnished to the Acquired Fund) fairly reflect the financial condition of the Surviving Fund as of such date, and there are no known contingent liabilities of the Surviving Fund as of such date not disclosed therein.

(f) Since December 31, 2013, there has not been any material adverse change in the Surviving Fund’s financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Surviving Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquired Fund. For purposes of this paragraph (f), a decline in the net asset value of the Surviving Fund shall not constitute a material adverse change.

(g) The current prospectus and statement of additional information of the Surviving Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(h) Except as otherwise disclosed in writing and accepted by the Acquired Fund, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Surviving Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition and the conduct of its business or the ability of the Surviving Fund to carry out the transactions contemplated by this Agreement. The Surviving Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(i) Except for contracts and agreements disclosed to the Acquired Fund, under which no default exists, the Surviving Fund is not a party to or subject to any material contract, debt instrument, plan, lease, franchise, license or permit of any kind or nature whatsoever with respect to the Surviving Fund.

(j) As of the Closing Date, all Federal and other tax returns, information returns and other tax-related reports of the Surviving Fund required by law to have been filed by such date (including extensions) shall have been filed, and all other taxes shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Surviving Fund’s knowledge, no such return is currently under audit by the Internal Revenue Service or any state or local tax authority, and no assessment has been asserted with respect to any of such returns.

(k) For each taxable year of its operation, the Surviving Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, and has been eligible to and has computed its federal income tax under Section 852 of the Code. The Surviving Fund currently qualifies, and shall continue to qualify, as a regulated investment company under the Code.

(l) The Surviving Fund agrees to use all reasonable efforts to obtain any necessary approvals and authorizations required by the 1933 Act, the Securities Exchange Act of 1934 (the “1934 Act”), the 1940 Act, and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

(m) The proxy statement and prospectus and statement of additional information (collectively, the “Prospectus/Proxy Statement”) to be included in the Surviving Fund’s registration statement on Form N-14 (the “Registration Statement”) and filed in connection with this Agreement, and the documents incorporated therein by reference and any amendment or supplement thereto insofar as they relate to the Surviving Fund, each comply or will comply in all material respects with the applicable requirements of the 1933 Act, 1934 Act and the 1940 Act and the applicable rules and regulations of the Commission thereunder on the effective date of such Registration Statement. Each of the Prospectus/Proxy Statement, Registration Statement and the documents incorporated therein by reference and any amendment or supplement thereto, insofar as it relates to the Surviving Fund, does not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not materially misleading on the effective date of such Registration Statement; provided, however, that the Surviving Fund makes no representations or warranties as to the information contained in the Prospectus/Proxy Statement, Registration Statement and the documents incorporated therein by reference and any amendment or supplement thereto in reliance upon and in conformity with information relating to the Acquired Fund and furnished by the Acquired Fund to the Surviving Fund specifically for use in connection with the Prospectus/Proxy Statement, Registration Statement and the documents incorporated therein by reference and any amendment or supplement thereto.

9.     Representations and Warranties of the Acquired Fund. The Acquired Fund represents and warrants to the Surviving Fund as follows:

(a) The Acquired Fund has been duly established as a separate investment series of the Trust, which is a business trust duly organized and validly existing under the Commonwealth of Massachusetts.

(b) The Trust is registered as an investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect.

(c) The authorized capital of the Trust consists of an unlimited number of shares of beneficial interest. The shares of the Acquired Fund have been duly established and represent a fractional undivided interest in the

Acquired Fund. The issued and outstanding shares of the Acquired Fund are, and at the Closing Date will be, duly authorized, validly issued, fully paid and nonassessable. All of the issued and outstanding shares of the Acquired Fund will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the Transfer Agent as provided in Section 2(d). There are no outstanding options, warrants or other rights of any kind to acquire from the Trust any shares or equity interests of the Acquired Fund or securities convertible into or exchangeable for, or which otherwise confer on the holder thereof any right to acquire, any such additional shares, nor is the Trust committed to issue any share appreciation or similar rights or options, warrants, rights or securities in connection with the Acquired Fund.

(d) The audited financial statements of the Acquired Fund as of December 31, 2013 are in accordance with generally accepted accounting principles consistently applied, and such statements (copies of which have been furnished to the Surviving Fund) fairly reflect the financial condition of the Acquired Fund as of such date, and there are no known contingent liabilities of the Acquired Fund as of such date not disclosed therein.

(e) Since December 31, 2013, there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Surviving Fund. For purposes of this paragraph (e), a decline in the net asset value of the Acquired Fund shall not constitute a material adverse change.

(f) The Acquired Fund will have, at the Closing Date, good and marketable title to, and full right, power and authority to sell, assign, transfer and deliver, the assets to be transferred to the Surviving Fund pursuant to Section 1. Upon delivery and payment for such assets, the Surviving Fund will have good and marketable title to such assets without restriction on the transfer thereof free and clear of all liens, encumbrances and adverse claims other than as disclosed to the Surviving Fund and accepted by the Surviving Fund.

(g) The execution, delivery and performance of this Agreement by the Trust, on behalf of the Acquired Fund, and the consummation of the transactions contemplated herein have been duly and validly authorized by the Trust’s Board of Trustees and no other proceedings by the Acquired Fund are necessary to authorize this Agreement and the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by the Trust, on behalf of the Acquired Fund, and assuming due authorization, execution and delivery by the Trust, on behalf of the Surviving Fund, is a legal, valid and binding obligation of the Trust, as it relates to the Acquired Fund, enforceable in accordance with its terms subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles. The Acquired Fund is not a party to or obligated under any charter, by-law, indenture or contract provision or any other commitment or obligation, or subject to any order or decree, which would be violated by its executing and carrying out this Agreement.

(h) The current prospectus and statement of additional information of the Acquired Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(i) Except as otherwise disclosed in writing and accepted by the Surviving Fund, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquired Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition and the conduct of its business or the ability of the Acquired Fund to carry out the transactions contemplated by this Agreement. The Acquired Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(j) Except for contracts and agreements disclosed to the Surviving Fund, under which no default exists, the Acquired Fund is not a party to or subject to any material contract, debt instrument, plan, lease, franchise, license or permit of any kind or nature whatsoever with respect to the Acquired Fund.

(k) As of the Closing Date, all Federal and other tax returns, information returns and other tax-related reports of the Acquired Fund required by law to have been filed by such date (including extensions) shall have been filed, and all other taxes shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Acquired Fund’s knowledge, no such return is currently under audit by the Internal Revenue Service or any state or local tax authority, and no assessment has been asserted with respect to any of such returns.

(l) For each taxable year of its operation, the Acquired Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, and has been eligible to and has computed its federal income tax under Section 852 of the Code. The Acquired Fund currently qualifies, and shall continue to qualify, as a regulated investment company under the Code for its taxable year ending on the Closing Date.

(m) The Prospectus/Proxy Statement to be included in the Registration Statement and filed in connection with this Agreement, and the documents incorporated therein by reference and any amendment or supplement thereto insofar as they relate to the Acquired Fund, each comply or will comply in all material respects with the applicable requirements of the 1933 Act, 1934 Act and the 1940 Act and the applicable rules and regulations of the Commission thereunder on the effective date of such Registration Statement. Each of the Prospectus/Proxy Statement, Registration Statement and the documents incorporated therein by reference and any amendment or supplement thereto, insofar as it relates to the Acquired Fund, does not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not materially misleading on the effective date of such Registration Statement; provided, however, that the Acquired Fund makes no representations or warranties as to the information contained in the Prospectus/Proxy Statement, Registration Statement and the documents incorporated therein by reference and any amendment or supplement thereto in reliance upon and in conformity with information relating to the Surviving Fund and furnished by the Surviving Fund to the Acquired Fund specifically for use in connection with the Prospectus/Proxy Statement, Registration Statement and the documents incorporated therein by reference and any amendment or supplement thereto.

10.	Covenants of the Surviving Fund and the Acquired Fund.

(a) The Surviving Fund and the Acquired Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include customary dividends and distributions.

(b) The Acquired Fund will assist the Surviving Fund in obtaining such information as the Surviving Fund reasonably requests concerning the beneficial ownership of the Acquired Fund shares.

(c) Subject to the provisions of this Agreement, the Surviving Fund and the Acquired Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.

(d) As promptly as practicable, but in any case within sixty days after the Closing Date, the Acquired Fund shall furnish the Surviving Fund, in such form as is reasonably satisfactory to the Surviving Fund, a statement of the earnings and profits of the Acquired Fund for federal income tax purposes, if any, that will be carried over by the Surviving Fund as a result of Section 381 of the Code, and certified by the Acquired Fund’s President, Vice President or Treasurer.

(e) On or as soon as practicable prior to the Closing Date, the Acquired Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed all of its investment company taxable income (computed without regard to any deduction for dividends paid), realized net capital gain and net tax-exempt interest income for the current taxable year through the Closing Date.

11.    Conditions Precedent to Obligations of the Surviving Fund. The obligations of the Surviving Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Acquired

Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

(a) All representations and warranties of the Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date. On the Closing Date, the Surviving Fund shall have received a certificate from the President or Vice President of the Acquired Fund, dated as of such date, certifying on behalf of the Acquired Fund that as of such date that the conditions set forth in this clause (a) have been met.

(b) The Acquired Fund shall have delivered to the Surviving Fund at the Closing Date the Acquired Fund’s Statement of Assets and Liabilities, prepared in accordance with generally accepted accounting principles consistently applied, together with a certificate of the Treasurer or Assistant Treasurer of the Acquired Fund as to the aggregate asset value of the Acquired Fund’s portfolio securities.

(c) On the Closing Date, the Acquired Fund shall have performed and complied in all material respects with each of its agreements and covenants required by this Agreement to be performed or complied with by the Acquired Fund prior to or at the Closing Date and the Surviving Fund shall have received a certificate from the President or Vice President of the Acquired Fund, dated as of such date, certifying on behalf of the Acquired Fund that the conditions set forth in this clause (d) have been and continue to be, satisfied.

12.    Conditions Precedent to Obligations of the Acquired Fund. The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Surviving Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

(a) All representations and warranties of the Surviving Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date. On the Closing Date, the Acquired Fund shall have received a certificate from the President or Vice President of the Surviving Fund, dated as of such date, certifying on behalf of Surviving Fund that as of such date that the conditions set forth in this clause (a) have been met.

(b) On the Closing Date, the Surviving Fund shall have performed and complied in all material respects with each of its agreements and covenants required by this Agreement to be performed or complied with by the Surviving Fund prior to or at the Closing Date and the Acquired Fund shall have received a certificate from the President or Vice President of the Surviving Fund, dated as of such date, certifying on behalf of the Surviving Fund that the conditions set forth in this clause (c) have been, and continue to be, satisfied.

13.    Further Conditions Precedent to Obligations of the Acquired Fund and the Surviving Fund. If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Funds, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement.

(a) The Trust’s Board of Trustees, on behalf of each of the Acquired Fund and Surviving Fund, shall have approved this Agreement.

(b) This Agreement and the transactions contemplated herein have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the Trust’s then-current Declaration of Trust and applicable law and certified copies of the votes evidencing the approval will have been delivered to the Surviving Fund.

(c) On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, nor instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act and no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

(d) All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky securities authorities, including any necessary “no-action” positions of and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the Surviving Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions.

(e) The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness of the Registration Statement shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

(f) The Funds shall have received a favorable opinion of Dechert LLP addressed to the Surviving Fund and the Acquired Fund substantially to the effect that with respect to the Acquired Fund and the Surviving Fund for Federal income tax purposes:

(i) The Reorganization will constitute a tax-free reorganization within the meaning of Section 368(a) of the Code.

(ii) No gain or loss will be recognized by the Acquired Fund upon the transfer of all of its assets to the Surviving Fund in exchange solely for the Surviving Fund Shares and the assumption by the Surviving Fund of all of the liabilities of the Acquired Fund or upon the distribution of Surviving Fund Shares to the shareholders of the Acquired Fund.

(iii) No gain or loss will be recognized by the Surviving Fund upon the receipt of the assets of the Acquired Fund solely in exchange for Surviving Fund Shares and the assumption by the Surviving Fund of the liabilities of the Acquired Fund.

(iv) The tax basis of the assets of the Acquired Fund received by the Surviving Fund will be the same as the tax basis of such assets to the Acquired Fund immediately prior to the exchange.

(v) The holding period of the assets of the Acquired Fund received by the Surviving Fund will include the period during which such assets were held by the Acquired Fund (except where investment activities of the Surviving Fund have the effect of reducing or eliminating a holding period with respect to an asset).

(vi) No gain or loss will be recognized by the shareholders of the Acquired Fund upon the exchange of their shares of the Acquired Fund for Surviving Fund Shares (including fractional shares to which they may be entitled).

(vii) The aggregate tax basis of Surviving Fund Shares received by each shareholder of the Acquired Fund (including fractional shares to which they may be entitled) will be the same as the aggregate tax basis of the Acquired Fund shares exchanged therefor.

(viii) The holding period of the Surviving Fund Shares received by the shareholders of the Acquired Fund (including fractional shares to which they may be entitled) will include the holding period of the Acquired Fund shares surrendered in exchange therefor, provided that the Acquired Fund shares were held as a capital asset as of the Closing Date of the Reorganization.

No opinion will be expressed as to the effect of the Reorganization on the Acquired Fund or the Surviving Fund with respect to any asset as to which any unrealized gain or loss is required to be recognized for U.S. federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

Such opinion shall be based on customary assumptions, limitations and such representations as Dechert LLP may reasonably request, and the Acquired Fund and Surviving Fund will cooperate to make and certify the accuracy of such representations. Such opinion may contain such assumptions and limitations as shall be in the opinion of such counsel appropriate to render the opinions expressed therein. Notwithstanding anything herein to the contrary, neither the Surviving Fund nor the Acquired Fund may waive the conditions set forth in this Section 13(f).

14.     Closing Date of the Reorganization. The exchange of the Acquired Fund’s assets for the Surviving Fund Shares shall be effective as of opening of business on             , 2014, or at such other time and date as fixed by the mutual consent of the parties (the “Closing Date”).

15.	Termination.

(a) This Agreement may be terminated by the mutual agreement of the Surviving Fund and the Acquired Fund. In addition, either the Surviving Fund or the Acquired Fund may at its option terminate this Agreement at or prior to the Closing Date:

(i) because of a material breach by the other party of any representation, warranty, covenant or agreement contained herein to be performed at or prior to the Closing Date;

(ii) because of a condition herein expressed to be precedent to the obligations of the terminating party which has not been met and which reasonably appears will not or cannot be met; or

(iii) by resolution of the Trust’s Board of Trustees if circumstances should develop that, in the good faith opinion of the Board, make proceeding with the Agreement not in the best interests of either of the Acquired Fund’s or Surviving Fund’s shareholders.

(b) In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of the Acquired Fund, the Surviving Fund, the Trust, or their Trustees or officers, to the other party. In such event, CSIM shall bear the expenses incurred by the Acquired Fund and the Surviving Fund incidental to the preparation and carrying out of this Agreement as provided in Section 19.

16.    Amendment. This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Funds; provided, however, that (i) no such amendment may have the effect of changing the provisions for determining the number of the Surviving Fund shares to be issued to the Acquired Fund shareholders under the Plan to the detriment of such Acquired Fund shareholders; and (ii) the Board determines that such amendment is in the best interest of shareholders of the Acquired Fund and the Surviving Fund.

17.    Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts, without giving effect to the conflicts of laws provisions thereof.

18.    Notices. Any notice, report, statement or demand required or permitted by any provision of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy, certified mail or overnight express courier addressed as follows:

Acquired Fund:	Surviving Fund:

Brett Wander The Charles Schwab Family of Funds 211 Main Street San Francisco CA, 94105	Brett Wander The Charles Schwab Family of Funds 211 Main Street San Francisco CA, 94105

with a copy to:	with a copy to:

Douglas Dick, Esq. Dechert LLP 1900 K Street, NW Washington, DC 20006	Douglas Dick, Esq. Dechert LLP 1900 K Street, NW Washington, DC 20006

19.	Fees and Expenses.

(a) Each of the Surviving Fund and the Acquired Fund represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

(b) Except as otherwise provided for herein, all expenses that are solely and directly related to the reorganization contemplated by this Agreement will be borne and paid by CSIM.

20.	Headings, Counterparts, Assignment.

(a) The section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

(b) This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

(c) This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation other than the parties hereto and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

(d) The Surviving Fund and Acquired Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties. The representations, warranties and covenants contained herein or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder.

(e) A copy of the Trust’s Declaration of Trust is on file with the Secretary of the Commonwealth of Massachusetts, and notice is hereby given that this Agreement is executed on behalf of the Trust by officers of such Trust as officers and not individually and that the obligations of or arising out of this Agreement with respect to the Surviving Fund and the Acquired Fund are not binding upon any of the trustees, officers or shareholders of the Trust individually but are binding only upon the assets and property belonging to the Surviving Fund and the Acquired Fund.

IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

THE CHARLES SCHWAB FAMILY OF FUNDS, ON BEHALF OF ITS SERIES, THE SCHWAB CALIFORNIA AMT TAX-FREE MONEY FUND

By:
Name:
Title:

THE CHARLES SCHWAB FAMILY OF FUNDS, ON BEHALF OF ITS SERIES, THE SCHWAB CALIFORNIA MUNICIPAL MONEY FUND

By:
Name:
Title:

SOLELY FOR PURPOSES OF SECTION 14(b), CHARLES SCHWAB INVESTMENT MANAGEMENT, INC.

By:
Name:

THE CHARLES SCHWAB FAMILY OF FUNDS

PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS OF

SCHWAB CALIFORNIA AMT TAX-FREE MONEY FUND

[            , 2014]

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES

OF THE CHARLES SCHWAB FAMILY OF FUNDS

This proxy is for your use in voting on various matters relating to Schwab California AMT Tax-Free Money Fund (the “Fund”), a portfolio of The Charles Schwab Family of Funds (the “Trust”). The undersigned shareholder(s) of the Fund, revoking previous proxies, hereby appoint(s) Ellen Lee, Roanne Andrade, Catherine MacGregor, Christine Pierangeli, Odeh Stevens and Audra Mai, and each of them (with full power of substitution), the proxies of the undersigned to attend the Special Meeting of Shareholders of the Fund to be held on [            , 2014], at the offices of Charles Schwab & Co., Inc., 211 Main Street, San Francisco, California, 94105 commencing at [            a.m.] Pacific time and any adjournments thereof (the “Special Meeting”), and to vote all of the shares of the Fund that the signer(s) would be entitled to vote at the Special Meeting and on any matter incident to the conduct of the Special Meeting, all as set forth in the Notice of Special Meeting of Shareholders and the Prospectus/Proxy Statement dated [            , 2014].

This proxy, when properly executed, will be voted as indicated below. If you sign without otherwise indicating a vote on the proposal, this proxy will be voted FOR the proposal. As to any other matter that may properly come before the Special Meeting, the shares will be voted by said proxies in accordance with their judgment. The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and the Prospectus/Proxy Statement dated [            , 2014].

PROXY TABULATOR	4 EASY WAYS TO VOTE YOUR PROXY
D.F. King, Inc. 48 Wall Street 22nd Floor New York, NY 10005	Vote by Mail: Check the appropriate box on the reverse side of this proxy card, date and sign below and return in the postage-paid envelope provided.
Vote Touch Tone Telephone: Call the toll free telephone number on your proxy card(s). Follow the recorded instructions.
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Vote with a Live Representative: Call toll free 1-800-290-6424 to speak with a live Proxy Solicitor representative.

Dated:

Signature(s)
Please sign exactly as your name(s) appear on this card. When signing as attorney or executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person. For joint accounts, each joint owner must sign.

Please fill in boxes as shown using black or blue ink or number 2 pencil.	[X]
PLEASE DO NOT USE FINE POINT PEN

The Board of Trustees recommends that you vote FOR the Proposal.

Proposal:	To approve an Agreement and Plan of Reorganization by and between the Trust, on behalf of the Fund, and the Trust, on behalf of Schwab California Municipal Money Fund, another series of the Trust, which provides for and contemplates: (1) the transfer of all of the assets and liabilities of the Fund to Schwab California Municipal Money Fund in exchange for Value Advantage Shares of Schwab California Municipal Money Fund; and (2) the distribution of the shares of Schwab California Municipal Money Fund to the shareholders of the Fund in liquidation of the Fund.

FOR AGAINST ABSTAIN ☐ ☐ ☐

Discretionary authority is hereby conferred as to all other matters as may properly come before the Special Meeting.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

THE CHARLES SCHWAB FAMILY OF FUNDS

211 Main Street

San Francisco, CA 94105

800-648-5300

STATEMENT OF ADDITIONAL INFORMATION

Acquisition of the Assets and Liabilities of

SCHWAB CALIFORNIA AMT TAX-FREE MONEY FUND

– VALUE ADVANTAGE SHARES

a series of

The Charles Schwab Family of Funds

211 Main Street

San Francisco, CA 94105

By and in Exchange for Shares of

SCHWAB CALIFORNIA MUNICIPAL MONEY FUND

– VALUE ADVANTAGE SHARES

a series of

The Charles Schwab Family of Funds

211 Main Street

San Francisco, CA 94105

[            ], 2014

This Statement of Additional Information (the “SAI”), which is not a prospectus, relating specifically to the proposed transfer of assets and liabilities of the Schwab California AMT Tax-Free Money Fund – Value Advantage Shares (the “Acquired Fund”) to the Schwab California Municipal Money Fund – Value Advantage Shares (the “Surviving Fund” and, together with the Acquired Fund, the “Funds”) (the “Reorganization”), should be read in conjunction with the Prospectus/Proxy Statement dated             , 2014 relating specifically to the Reorganization (the “Prospectus/Proxy Statement”). The Reorganization will be considered by shareholders of the Acquired Fund on September 25, 2014, at 9:00 a.m. Pacific time, at the offices of Charles Schwab & Co., Inc., 215 Fremont Street, San Francisco, California 94105. Copies of the Prospectus/Proxy Statement may be obtained at no charge by calling the Trust at (800) 648-5300.

This SAI, relating specifically to the Reorganization, consists of this cover page and the following described documents, each of which is incorporated by reference herein:

1. The Statement of Additional Information of the Trust relating to the Acquired Fund and Surviving Fund dated April 30, 2014, as supplemented.

2. The Report of the Independent Registered Public Accounting Firm and audited financial statements of the Acquired Fund included in the Acquired Fund’s Annual Report for the period ended December 31, 2013 (the “Acquired Fund Annual Report”). No other parts of the Acquired Fund Annual Report are incorporated herein by reference.

3. The Report of the Independent Registered Public Accounting Firm and audited financial statements of the Surviving Fund included in the Surviving Fund’s Annual Report for the period ended December 31, 2013 (the “Surviving Fund Annual Report”). No other parts of the Surviving Fund Annual Report are incorporated herein by reference.

A.	General Information	3
B.	Additional Information About the Acquired Fund and the Surviving Fund	3
C.	Financial Statements	3
D.	Pro Forma Financial Statements	3
E.	Miscellaneous	3

2

A.     General Information

The Board of Trustees of the Acquired Fund has approved an Agreement and Plan of Reorganization (the “Plan”) which contemplates the transfer of substantially all the assets and liabilities of the Acquired Fund to the Surviving Fund in exchange for shares of the Surviving Fund.

After the transfer of substantially all its assets and liabilities in exchange for shares of the Surviving Fund, the Acquired Fund will distribute the Surviving Fund shares to its shareholders in liquidation of the Acquired Fund. Each shareholder owning shares of the Acquired Fund at the closing of the Reorganization will receive shares of the Surviving Fund equal in aggregate value to his or her interest in the Acquired Fund, and will receive any unpaid dividends or distributions on shares of the Acquired Fund that were declared at or before the closing of the Reorganization. The Surviving Fund will establish an account for each former beneficial or record shareholder of the Acquired Fund reflecting the appropriate number of shares distributed to the shareholder. These accounts will be substantially identical to the accounts currently maintained by the Surviving Fund for each shareholder. In connection with the Reorganization, all outstanding shares of the Acquired Fund will be cancelled, and the Acquired Fund will wind up its affairs and be terminated. For further information about the Reorganization, see the Prospectus/Proxy Statement.

B.     Additional Information about the Acquired Fund and the Surviving Fund

This SAI incorporates by reference the Statement of Additional Information of the Trust relating to the Acquired Fund and Surviving Fund dated April  30, 2014, as supplemented.

C.     Financial Statements

Historical financial information regarding the Acquired Fund and Surviving Fund is incorporated herein by reference as follows:

1. the Report of the Independent Registered Public Accounting Firm and audited financial statements of the Acquired Fund included in the Acquired Fund Annual Report are incorporated herein by reference to such Annual Report. No other parts of the Acquired Fund Annual Report are incorporated herein by reference; and

2. the Report of the Independent Registered Public Accounting Firm and audited financial statements of the Surviving Fund included in the Surviving Fund Annual Report are incorporated herein by reference to such Annual Report. No other parts of the Surviving Fund Annual Report are incorporated herein by reference.

D.     Pro Forma Financial Information

As of May 30, 2014 the net asset value of the Acquired Fund was less than 10% of the net asset value of the Surviving Fund. Accordingly, pro forma financial statements showing the effect of the Reorganization are not required.

E.     Miscellaneous

Independent Registered Public Accounting Firm.

The audited financial statements of the Funds, incorporated by reference into this SAI, have been audited by PricewaterhouseCoopers LLP, the Funds’ independent registered public accounting firm, to the extent indicated in their reports thereon, which are included in the Funds’ Annual Reports.

3

Item 15. Indemnification

Article VIII of Registrant’s Amended and Restated Agreement and Declaration of Trust (Exhibit (1) hereto, which is incorporated herein by reference) provides in effect that Registrant will indemnify its officers and trustees against all liabilities and expenses, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by any such officer or trustee in connection with the defense or disposition of any action, suit, or other proceeding. However, in accordance with Section 17(h) and 17(i) of the 1940 Act and its own terms, said Amended and Restated Agreement and Declaration of Trust does not protect any person against any liability to Registrant or its shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The relevant language of the Amended and Restated Agreement and Declaration of Trust reads as follows:

“Trustees, Officers, etc.

Section 1. The Trust shall indemnify each of its Trustees and officers (including persons who serve at the Trust’s request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise) (hereinafter referred to as a “Covered Person”) against all liabilities and expenses, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such Covered Person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Covered Person except with respect to any matter as to which such Covered Person shall have been finally adjudicated in any such action, suit or other proceeding to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office. Expenses, including counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), shall be paid from time to time by the Trust in advance of the final disposition of any such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Covered Person to repay amounts so paid to the Trust if it is ultimately determined that indemnification of such expenses is not authorized under this Article, provided, however, that either (a) such Covered Person shall have provided appropriate security for such undertaking, (b) the Trust shall be insured against losses arising from any such advance payments or (c) either a majority of the disinterested Trustees acting on the matter (provided that a majority of the disinterested Trustees then in office act on the matter), or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a full trial type inquiry) that there is reason to believe that such Covered Person will be found entitled to indemnification under this Article.

Compromise Payment

Section 2. As to any matter disposed of (whether by a compromise payment, pursuant to a consent decree or otherwise) without an adjudication by a court, or by any other body before which the proceeding was brought, that such Covered Person either (a) did not act in good faith in the reasonable belief that his or her action was in the best interests of the Trust or (b) is liable to the Trust or its Shareholders by reason of wilful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, indemnification shall be provided if (a) approved as in the best interests of the Trust, after notice that it involves such indemnification, by at least a majority of the disinterested Trustees acting on the matter (provided that a majority of the disinterested Trustees then in office act on the matter) upon a determination, based upon a review of readily available facts (as opposed to a full trial type inquiry) that such Covered Person acted in good faith in the reasonable belief that his or her action was in the best interests of the Trust and is not liable to the Trust or its Shareholders by reasons of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, or (b) there has been obtained an opinion in writing of independent legal counsel, based upon a review of readily available facts (as opposed to a full trial type inquiry) to the effect that such Covered Person appears to have acted in good faith in the reasonable belief that his or her action was in the best interests of the Trust and that such indemnification would not protect such Person against any liability to the Trust to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. Any approval pursuant to this Section shall not prevent the recovery from any Covered Person of any amount paid to such Covered Person in accordance with this Section as indemnification if such Covered Person is subsequently adjudicated by a court of competent jurisdiction not to have acted in good faith in the reasonable belief that such Covered Person’s action was in the best interests of the Trust or to have been liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office.

Indemnification Not Exclusive

Section 3. The right of indemnification hereby provided shall not be exclusive of or affect any other rights to which such Covered Person may be entitled. As used in this Article VIII, the term “Covered Person” shall include such person’s heirs, executors and administrators and a “disinterested Trustee” is a Trustee who is not an “interested person” of the Trust as defined in Section 2(a) (19) of the 1940 Act (or who has been exempted from being an “interested person” by any rule, regulation or order of the Commission) and against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or has been pending. Nothing contained in this Article shall affect any rights to indemnification to which personnel of the Trust, other than Trustees or officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person; provided, however, that the Trust shall not purchase or maintain any such liability insurance in contravention of applicable law, including without limitation the 1940 Act.”

Item 16. Exhibits

Item 16	Exhibits
(1)	Articles of Incorporation

Amended and Restated Agreement and Declaration of Trust, dated May 9, 1995, is incorporated herein by reference to Exhibit (1) of Post-Effective Amendment No. 33 to Registrant’s Registration Statement on Form N-1A (File No. 811-5954), electronically filed with the SEC on February 13, 1998 (hereinafter referred to as “PEA No. 33”).

(2)	By-Laws

Amended and Restated Bylaws of the Registrant, adopted November 16, 2004, are incorporated herein by reference to Exhibit (b) of Post-Effective Amendment No. 58 to Registrant’s Registration Statement on Form N-1A (File No. 811-5954), electronically filed with the SEC on April 28, 2005 (hereinafter referred to as “PEA No. 58”).

(3)	Voting Trust Agreements	Not Applicable.
(4)	Reorganization Agreement	Form of Agreement and Plan of Reorganization is filed herewith as the Appendix to Part A of this Registration Statement on Form N-14.
(5)(a)(1)	Instruments Defining rights of Security Holders	Article III, Sections 4 and 5; Article IV, Section 1; Article V; Article VI, Section 2; Article VIII, Section 4 and Article IX, Sections 1, 4 and 7 of the Amended and Restated Agreement and Declaration of Trust, dated as of May 9, 1995 are incorporated herein by reference to Exhibit (1) of PEA No. 33.
(5)(a)(2)		Articles 9 and 11 of the Amended and Restated Bylaw, dated as of November 16, 2004, are incorporated herein by reference to Exhibit (b) of PEA No. 58.
(6)(a)(1)	Investment Advisory Contracts

Investment Advisory and Administration Agreement between Registrant and Charles Schwab Investment Management, Inc. (the “Investment Adviser”) with respect to Schwab Money Market Fund, Schwab Government Money Fund and Schwab Municipal Money Fund, dated June 1, 2001, is incorporated herein by reference to Exhibit (d)(i) of Post-Effective Amendment No. 65 to Registrant’s Registration Statement on Form N-1A (File No. 811-5954), electronically filed with the SEC on April 25, 2007 (hereinafter referred to as “PEA No. 65”).

(6)(a)(2)

Amendment, dated January 1, 2007, to the Investment Advisory and Administration Agreement between Registrant and Investment Adviser with respect to Schwab Money Market Fund, Schwab Government Money Fund and Schwab Municipal Money Fund, dated June 1, 2001, is incorporated herein by reference to Exhibit (d)(ii) of PEA No. 65.

(6)(a)(3)

Amendment, dated June 5, 2007, to the Investment Advisory and Administration Agreement between Registrant and Investment Adviser with respect to Schwab Money Market Fund, Schwab Government Money Fund and Schwab Municipal Money Fund, dated June 1, 2001, is incorporated herein by reference to Exhibit (d)(iii) of Post-Effective Amendment No. 80 to Registrant’s Registration Statement on Form N-1A (File No. 811-5954), electronically filed with the SEC on April 6, 2012 (hereinafter referred to as “PEA No. 80”).

(6)(a)(4)		Investment Advisory and Administration Agreement between Registrant and the Investment Adviser, with respect to the funds listed on Schedule A thereto, as amended, dated June 15, 1994, is incorporated herein by reference to Exhibit (5)(d) of Post-Effective Amendment No. 27 to Registrant’s Registration Statement on Form N-1A (File No. 811-5954), electronically filed with the SEC on April 30, 1997.

(6)(a)(5)

Schedule A, dated as of April 2, 2012, to the Investment Advisory and Administration Agreement between Registrant and the Investment Adviser, dated June 15, 1994, is incorporated herein by reference to Exhibit (d)(v) of PEA No. 80.

(6)(a)(6)

Schedule B, to the Investment Advisory and Administration Agreement between Registrant and the Investment Adviser, dated June 15, 1994, is incorporated herein by reference to Exhibit (d)(v) of PEA No. 65.

(6)(a)(7)

Schedule C, to the Investment Advisory and Administration Agreement between Registrant and the Investment Adviser, dated June 15, 1994, is incorporated herein by reference to Exhibit (d)(vi) of PEA No. 65.

(6)(a)(8)

Schedule D, dated as of April 2, 2012, to the Investment Advisory and Administration Agreement between Registrant and the Investment Adviser, dated June 15, 1994, is incorporated herein by reference to Exhibit (d)(viii) of PEA No. 80.

(6)(b)(1)	Expense Limitation Agreements

Letter of Agreement between Registrant, the Investment Adviser and Charles Schwab & Co., Inc. (“Schwab”), dated April 30, 2014, is incorporated herein by reference to Exhibit (d)(ix) of Post-Effective Amendment No. 86 to Registrant’s Registration Statement on Form N-1A (File No. 811-5954) electronically filed with the SEC on April 25, 2014 (hereinafter referred to as “PEA No. 86”).

(6)(b)(2)

Expense Limitation Agreement, on behalf of the Funds listed on Schedule A, between the Investment Adviser, Schwab and Registrant, dated as of May 2, 2007, is incorporated herein by reference to Exhibit (d)(xii) of Post-Effective Amendment No. 66 to Registrant’s Registration Statement on Form N-1A (File No. 811-5954), electronically filed with the SEC on July 18, 2007.

(6)(b)(3)

Schedule A, dated as of April 2, 2012, to the Expense Limitation Agreement between the Investment Adviser, Schwab and Registrant, dated May 2, 2007, is incorporated herein by reference to Exhibit (d)(xi) of PEA No. 86.

(6)(b)(4)

Expense Waiver Reimbursement Agreement between the Investment Adviser, Schwab and Registrant, dated December 22, 2009, is incorporated herein by reference to Exhibit (e) of Post-Effective Amendment No. 74 to Registrant’s Registration Statement on Form N-1A (File No. 811-5954), electronically filed with the SEC on April 2, 2010.

(7)(a)(1)	Underwriting Contracts	Amended and Restated Distribution Agreement between Registrant and Schwab, dated July 1, 2009, is incorporated herein by reference to Exhibit (e) of Post-Effective Amendment No. 73 to Registrant’s

Registration Statement on Form N-1A (File No. 811-5954), electronically filed with the SEC on February 4, 2010 (hereinafter referred to as “PEA No. 73”).
(7)(a)(1)		Amended Schedule A, dated April 2, 2012, to the Distribution Agreement between Registrant and Schwab, dated July 1, 2009, is incorporated herein by reference to Exhibit (e)(ii) of PEA No. 80.
(8)	Bonus or Profit Sharing Contracts	Not applicable
(9)(a)(1)	Custodian Agreements

Amended and Restated Master Custodian Agreement between Registrant and State Street Bank and Trust Company, dated October 17, 2005, is incorporated herein by reference to Exhibit (g)(ii) of Post-Effective Amendment No. 59 to Registrant’s Registration Statement on Form N-1A (File No. 811-5954), electronically filed with the SEC on April 28, 2006 (hereinafter referred to as “PEA No. 59”).

(9)(a)(2)

Amended Appendix A, dated March 14, 2012, to the Amended and Restated Master Custodian Agreement between Registrant and State Street Bank and Trust Company, dated October 17, 2005, is incorporated herein by reference to Exhibit (g)(ii) of PEA No. 80.

(10)	Rule 12b-1 Plan	Not applicable
(11)	Legal Opinion and Consent	Opinion and Consent of Dechert LLP regarding the validity of the shares to be issued by the Registrant is filed herewith.
(12)	Tax Opinion	Form of Opinion of Dechert LLP regarding certain tax matters is filed herewith.
(13)(a)(1)	Other material contracts	Transfer Agency and Service Agreement between Registrant and Boston Financial Data Services, Inc., dated July 1, 2009, is incorporated herein by reference to Exhibit (h)(i) of PEA No. 73.
(13)(a)(2)

Amended Schedule A, dated March 14, 2012, to the Transfer Agency and Service Agreement between Registrant and Boston Financial Data Services, Inc. is incorporated herein by reference to Exhibit (h)(ii) of PEA No. 80.

(13)(b)(1)		Shareholder Servicing and Sweep Administration Plan, dated July 1, 2009, is incorporated herein by reference to Exhibit (h)(ii) of PEA No. 73.
(13)(b)(2)		Amended Schedule A, dated April 2, 2012, to the Shareholder Servicing and Sweep Administration Plan, dated July 1, 2009, is incorporated herein by reference to Exhibit (h)(iv) of PEA No. 80.
(13)(b)(3)		Amended Schedule B, dated April 2, 2012, to the Shareholder Servicing and Sweep Administration Plan, dated July 1, 2009, is incorporated herein by reference to Exhibit (h)(v) of PEA No. 80.

(13)(c)(1)		Master Fund Accounting and Services Agreement between Registrant and State Street Bank and Trust Company, dated October 1, 2005, is incorporated herein by reference to Exhibit (g)(ix) of PEA No. 59.
(13)(c)(2)

Amended Schedule A, dated April 2, 2012, to the Master Fund Accounting and Services Agreement between Registrant and State Street Bank and Trust Company, dated October 1, 2005 is incorporated herein by reference to Exhibit (h)(vii) of PEA 80.

(14)	Other opinions and consent	Consent of PricewaterhouseCoopers LLP is filed herewith.
(15)	Omitted financial statements	Not applicable
(16)(a)(1)	Powers of attorney	Power of Attorney executed by Mariann Byerwalter is filed herewith.
(16)(a)(2)		Power of Attorney executed by Gerald B. Smith is filed herewith.
(16)(a)(3)		Power of Attorney executed by Charles R. Schwab is filed herewith.
(16)(a)(4)		Power of Attorney executed by David L. Mahoney is filed herewith.
(16)(a)(5)		Power of Attorney executed by Kiran M. Patel is filed herewith.
(16)(a)(6)		Power of Attorney executed by George Pereira is filed herewith.
(16)(a)(7)		Power of Attorney executed by Walter W. Bettinger, II is filed herewith.
(16)(a)(8)		Power of Attorney executed by Joseph Wender is filed herewith.
(16)(a)(9)		Power of Attorney executed by John F. Cogan is filed herewith.
(16)(a)(10)		Power of Attorney executed by Marie Chandoha is filed herewith.
(17)(a)(1)	Code of Ethics	Registrant, Investment Adviser and Schwab Code of Ethics, dated June 14, 2013, is incorporated herein by reference to Exhibit (p) of PEA No. 86.
(17)(b)(1)	Additional Materials	Prospectus dated April 30, 2014 with respect to Schwab California AMT Tax-Free Money Fund and Schwab California Municipal Money Fund is incorporated herein by reference to Part A of PEA No. 86.
(17)(b)(2)

Statement of Additional Information dated April 30, 2014 with respect to Schwab California AMT Tax-Free Money Fund and Schwab California Municipal Money Fund is incorporated herein by reference to Part B of PEA No. 86.

(17)(b)(3)

The Report of the Independent Registered Public Accounting Firm and audited financial statements of the Schwab California AMT Tax-Free Money Fund and Schwab California Municipal Money Fund included in the Funds’ Annual Report to Shareholders for the period ended December 31, 2013 are incorporated herein by reference to Registrant’s Annual Report on Form N-CSR filed with the SEC on March 4, 2014 (SEC Accession No. 0000950123-14-002989).

Item 17. Undertakings

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933 [17 CFR 230.145(c)], the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The undersigned Registrant agrees to file, by post-effective amendment, opinions of counsel supporting the tax consequences of the Reorganization within a reasonably prompt time after receipt of such opinions.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement on Form N-14 to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Washington in the District of Columbia, on this 6th day of June, 2014.

THE CHARLES SCHWAB FAMILY OF FUNDS
Registrant

Charles R. Schwab* Charles R. Schwab, Chairman and Trustee

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form N-14 has been signed by the following persons in the capacities indicated on this 6th day of June, 2014.

Signature	Title

Charles R. Schwab*	Chairman and Trustee
Charles R. Schwab

Walter W. Bettinger, II*	Trustee
Walter W. Bettinger, II

Mariann Byerwalter*	Trustee
Mariann Byerwalter

John F. Cogan*	Trustee
John F. Cogan

David L. Mahoney*	Trustee
David L. Mahoney

Kiran M. Patel*	Trustee
Kiran M. Patel

Gerald B. Smith*	Trustee
Gerald B. Smith

Joseph H. Wender*	Trustee
Joseph H. Wender

Marie Chandoha*	President and Chief Executive Officer
Marie Chandoha

George Pereira*	Treasurer and Principal Financial Officer
George Pereira

*By:	/s/ Douglas P. Dick
Douglas P. Dick, Attorney-in-Fact
Pursuant to Power of Attorney

Exhibit Index

(11)	Opinion and Consent of Dechert LLP regarding the validity of the shares to be issued by the Registrant

(12)	Form of Opinion of Dechert LLP regarding tax matters

(14)	Consent of PricewaterhouseCoopers LLP

(16)(a)(1)	Power of Attorney executed by Mariann Byerwalter is filed herewith.

(16)(a)(2)	Power of Attorney executed by Gerald B. Smith is filed herewith.

(16)(a)(3)	Power of Attorney executed by Charles R. Schwab is filed herewith.

(16)(a)(4)	Power of Attorney executed by David L. Mahoney is filed herewith.

(16)(a)(5)	Power of Attorney executed by Kiran M. Patel is filed herewith.

(16)(a)(6)	Power of Attorney executed by George Pereira is filed herewith.

(16)(a)(7)	Power of Attorney executed by Walter W. Bettinger, II is filed herewith.

(16)(a)(8)	Power of Attorney executed by Joseph Wender is filed herewith.

(16)(a)(9)	Power of Attorney executed by John F. Cogan is filed herewith.

(16)(a)(10)	Power of Attorney executed by Marie Chandoha is filed herewith.